File Nos. 2-77767
811-3481

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. Post-Effective Amendment No. 41	[_] [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 41	[X]

(Check appropriate box or boxes.)

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York                 10166
(Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

Copy To:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

It is proposed that this filing will become effective (check appropriate box)

X	immediately upon filing pursuant to paragraph (b)

on (date) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on (date) pursuant to paragraph (a)(i)

75 days after filing pursuant to paragraph (a)(ii)

on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion, January 10, 2005

GENERAL MUNICIPAL MONEY MARKET FUNDS

General Municipal Money Market Fund

General California Municipal Money Market Fund

General New York Municipal Money Market Fund

Seeking current income, safety of principal and liquidity by investing in high quality, short-term municipal securities

PROSPECTUS __________ ___, 2005
Class E Shares

This prospectus is to be used only by clients of [financial institution],

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Funds
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Introduction                                                                                           1
General Municipal Money Market Fund                                                                    2
General California Municipal Money Market Fund                                                         5
General New York Municipal Money Market Fund                                                           8
Management                                                                                            11
Financial Highlights                                                                                  13

Your Investment
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Account Policies                                                                                      14
Distributions and Taxes                                                                               17

For More Information
----------------------------------------------------------------      -----------------------------------

See back cover

This prospectus is to be used only by clients of [name of financial institution]. Class E shares of the funds may not be purchased directly by individuals. In order to be a shareholder of a fund, an individual generally needs to have a brokerage account with [name of financial institution] and have elected Class E shares as a "sweep" investment.

THE FUNDS

Introduction

Each fund is a money market mutual fund with a separate investment portfolio. The operations and results of a fund are unrelated to those of each other fund. This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document.

As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

Generally, each fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus.

An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund.

[Right Side Bar]

Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

•	maintain an average dollar-weighted portfolio maturity of 90 days or less

•	buy individual securities that have remaining maturities of 13 months or less

•	invest only in high quality, dollar-denominated obligations

Credit rating: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

General Municipal Money Market Fund
Ticker Symbol Class E shares: n/a

[ICON]      GOAL/APPROACH

The fund seeks to maximize current income exempt from federal personal income tax, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal personal income tax. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the portfolio manager believes that acceptable municipal obligations are unavailable for investment, the fund may invest temporarily in high quality, taxable money market instruments.

[Left Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

[ICON]      MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal personal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments.

[ICON]      PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows changes in the fund's Class B performance from year to year. The table shows the average annual returns of the fund's Class B shares over time. Class B shares are not offered in this prospectus; however, except to the extent Class B and Class E shares have different expenses, Class E shares should have similar annual returns to Class B. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Class E shares are new, past performance information is not available for Class E shares as of the date of this prospectus. All of the fund's share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the fund's other share classes due to differences in expenses.

Year-by-year total returns as of 12/31 each year (%)
Class Bshares

                  +2.66      +2.86     +2.60     +2.35     +3.21      +1.93     +0.56     +0.18      +0.30
      '95          '96        '97       '98       '99       '00        '01       '02       '03        '04

Best Quarter:                 Q_ '__             +____%
Worst Quarter:                Q_ '__             +____%

Average annual total returns as of 12/31/04

Class B shares

                     1 Year                                    5 Years                    Since inception (9/8/95)
--------------------------------------------------- -------------------------------- ----------------------------------
                      0.30%                                      1.23%                             1.93%

For the fund's current yield, call toll free
1-800-___-____

[Right Side Bar]

What this fund is - and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]      EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class E shares in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table

Annual fund operating expenses
% of average daily net assets

Management fee                                                  0.50%
Rule 12b-1 fee                                                  0.20%
Shareholder services fee                                        0.25%
Other expenses                                                  0.10%
------------------------------------------------------- ---------------------
Total                                                           1.05%

Expense Example

1 Year                                     3 Years
------------------------------------------ ----------------------------------
$107                                       $334

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Right Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class E shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and estimated fees to be paid by the fund with respect to Class E shares for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amount listed in the fee table at left.

General California Municipal Money Market Fund
Ticker Symbol Class E shares: n/a

[ICON]      GOAL/APPROACH

The fund seeks to maximize current income exempt from federal and California state personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal and California state personal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the portfolio manager believes that acceptable California municipal obligations are unavailable for investment, the fund may invest in securities that may be subject to California state income tax, but are free from federal income tax.

[Left Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highwaytolls

[ICON]      MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	California's economy and revenues underlying its municipal obligations may decline

•	the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal and California state personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments and/or municipal obligations that are exempt only from federal personal income taxes.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[ICON]      PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows changes in the fund's Class B performance from year to year. The table shows the average annual total returns of the fund's Class B shares over time. Class B shares are not offered in this prospectus; however, except to the extent Class B and Class E shares have different expenses, Class E shares should have similar annual returns to Class B. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Class E shares are new, past performance information is not available for Class E shares as of the date of this prospectus. All of the fund's share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the fund's other share classes due to differences in expenses.

Year-by-year total returns as of 12/31 each year (%)
Class B shares

                  +2.48      +2.62     +2.34     +2.09     +2.65      +1.60     +0.62     +0.32      +0.29
      '95          '96        '97       '98       '99       '00        '01       '02       '03        '04

Best Quarter:                 Q_ '__             +____%
Worst Quarter:                Q_ '__             +____%

Average annual total returns as of 12/31/04

Class B shares

                     1 Year                                    5 Years                 Since inception (9/8/95)
--------------------------------------------------- -------------------------------- ----------------------------------
                      0.29%                                      1.09%                             1.71%

For the fund's current yield, call toll free
1-800-___-____

[Right Side Bar]

What this fund is - and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]      EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class E shares in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table

Annual fund operating expenses
% of average daily net assets

Management fee                                                  0.50%
Rule 12b-1 fee                                                  0.20%
Shareholder services fee                                        0.25%
Other expenses                                                  0.15%
-------------------------------------------------------------------------------
Total                                                           1.10%

Expense Example

1 Year                                     3 Years
------------------------------------------ ------------------------------------
$112                                       $350

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Right Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class E shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and estimated fees to be paid by the fund with respect to Class E shares for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amount listed in the fee table at left.

General New York Municipal Money Market Fund
Ticker Symbol Class E shares: n/a

[ICON]      GOAL/APPROACH

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the portfolio manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest in securities that may be subject to New York state and New York city income taxes, but are free from federal income tax.

[Left Side Bar]

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

[ICON]      MAIN RISKS

The fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	New York's economy and revenues underlying its municipal obligations may decline

•	the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

Derivative securities, such as structured notes, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Although the fund seeks to provide income exempt from federal, New York state and New York city personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable money market instruments and/or municipal obligations that are exempt only from federal personal income tax.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[ICON]      PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows changes in the fund's Class B performance from year to year. The table shows the average annual total returns of the fund's Class B shares over time. Class B shares are not offered in this prospectus; however, except to the extent Class B and Class E shares have different expenses, Class E shares should have similar annual returns to Class B. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Class E shares are new, past performance information is not available for Class E shares as of the date of this prospectus. All of the fund's share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the fund's other share classes due to differences in expenses.

Year-by-year total returns as of 12/31 each year (%)
Class B shares

                  +2.51      +2.70     +2.42     +2.16     +3.09      +1.81     +0.51     +0.28      +0.26
      '95          '96        '97       '98       '99       '00        '01       '02       '03        '04

Best Quarter:                 Q_ '__             +____%
Worst Quarter:                Q_ '__             +____%

Average annual total returns as of 12/31/04

Class B shares

                     1 Year                                    5 Years                    Since inception (9/8/95)
--------------------------------------------------- -------------------------------- ----------------------------------
                      0.26%                                      1.18%                             1.78%

For the fund's current yield, call toll free
1-800-___-____

[Right Side Bar]

What this fund is - and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]      EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class E shares in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table

Annual fund operating expenses
% of average daily net assets

Management fee                                                  0.50%
Rule 12b-1 fee                                                  0.20%
Shareholder services fee                                        0.25%
Other expenses                                                  0.13%
------------------------------------------------------- ----------------------
Total                                                           1.08%

Expense Example

1 Year                                     3 Years
------------------------------------------ ------------------------------------
$110                                       $343

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Right Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: the fee paid to the fund's distributor for distributing Class E shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and estimated fees to be paid by the fund with respect to Class E shares for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amount listed in the fee table at left.

[ICON]      MANAGEMENT

Investment adviser

The investment adviser for each fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $158 billion in approximately 200 mutual fund portfolios. For the past fiscal year, each fund paid Dreyfus a management fee at an annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.7 trillion of assets under management, administration or custody, including approximately $670 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named Dreyfus Service Corporation, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

Distributor

The funds' distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any shareholder services fees or other expenses paid by the funds. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. Please contact your financial institution for details about any payments it may receive in connection with the sale of fund shares or the provision of services to the funds.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The funds, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the funds. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[ICON]      FINANCIAL HIGHLIGHTS

As a new class, financial highlights information for Class E shares of each fund is not available as of the date of this prospectus.

YOUR INVESTMENT

[ICON]      ACCOUNT POLICIES

The funds' Class E shares are offered only to clients of [name of financial institution]. Class E shares may not be purchased directly by individuals, although [name of financial institution] may purchase Class E shares for accounts maintained by individuals who generally have elected Class E shares as a "sweep" investment. Individuals for whom [name of financial institution] purchases fund shares should contact [name of financial institution] to purchase or sell fund shares. [Name of financial institution] may impose policies, limitations and fees which are different than those described herein.

Buying shares

Your price for fund shares is the fund's net asset value (NAV), which is generally calculated three times a day, at 12:00 noon, 2:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are valued based on amortized cost.

If an order in proper form is made prior to 2:00 p.m., and Federal Funds are received by 4:00 p.m., the shares will be purchased at the NAV determined after the telephone order is accepted and will receive the dividend declared that day. If such an order is made after 2:00 p.m., but prior to 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day. All times are Eastern time.

Because the funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

Selling shares

You may sell (redeem) shares at any time and the shares will be sold at the next determined NAV. Your order will be processed promptly and you will generally receive the proceeds within a week.

[Left Side Bar]

Concepts to understand

Net asset value (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

Amortized cost: a method of valuing a money market fund's portfolio securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed for a fund to be able to price its shares at $1.00 per share.

General policies

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify that the order is from a representative of your financial institution.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of a fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, each fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved polices and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into a fund.

Each fund reserves the right to:

•	refuse any purchase request

•	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

•	"redeem in kind," or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

A fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

[ICON]      DISTRIBUTIONS AND TAXES

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Each fund anticipates that virtually all of its income dividends will be exempt from federal and, as to California Municipal Money Market Fund, California, and as to New York Municipal Money Market Fund, New York state and New York city, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

With respect to the California Municipal Money Market Fund and New York Municipal Money Market Fund, for California and New York state and city personal income tax purposes, respectively, distributions derived from interest on municipal securities of California and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to the respective state's personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

FOR MORE INFORMATION

General Municipal Money Market Fund
SEC file number: 811-3481

General California Municipal Money Market Fund
SEC file number: 811-4871

General New York Municipal Money Market Fund
SEC file number: 811-4870

[Left Side Bar]

To obtain information:

By telephone

Call [name of financial institution] or 1-800-____-____

By mail Write to:

_____________________________________
_____________________________________
_____________________________________

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance and lists portfolio holdings.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Each fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on its Web site at www.dreyfus.com, under Mutual Fund Center - Dreyfus Mutual Funds -Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, each fund will publicly disclose on the Web site its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' Web site at www.dreyfus.com.

(c) 2005 Dreyfus Service Corporation

Subject to Completion, January 10, 2005

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
GENERAL MUNICIPAL MONEY MARKET FUND
GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND
(CLASS E SHARES)

STATEMENT OF ADDITIONAL INFORMATION
_________ __, 2005

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus for the Class E shares of General California Municipal Money Market Fund (the "California Municipal Fund"), General Municipal Money Market Fund (the "National Municipal Fund") and General New York Municipal Money Market Fund (the "New York Municipal Fund") (each, a "Fund" and collectively, the "Funds"), dated _____, 2005, as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus for Class E shares, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call one of the following numbers:

[         ]

           Class E shares of each Fund are offered only to clients of [name of financial institution] who generally have elected Class E shares of the Fund as a "sweep" investment in accordance with their [name of financial institution] account agreement.

           The most recent Annual and Semi-Annual Report to Shareholders of each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. When requesting a copy of this Statement of Additional Information, you will receive the report(s) for the Fund(s) in which you are a shareholder.

           Each Fund is a separate investment portfolio with operations and results that are unrelated to those of each other Fund. The National Municipal Fund is a series of General Municipal Money Market Funds, Inc. (the "Municipal Company"). This combined Statement of Additional Information has been provided for your convenience to provide you with the opportunity to consider three investment choices in one document.

TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS
MANAGEMENT OF THE FUNDS
MANAGEMENT ARRANGEMENTS
HOW TO BUY SHARES
DISTRIBUTION PLAN
SHAREHOLDER SERVICES PLAN
HOW TO REDEEM SHARES
DETERMINATION OF NET ASSET VALUE
DIVIDENDS, DISTRIBUTIONS AND TAXES
PORTFOLIO TRANSACTIONS
INFORMATION ABOUT THE FUNDS
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
APPENDIX A
APPENDIX B
APPENDIX C	B-3 B-13 B-19 B-22 B-24 B-24 B-25 B-26 B-27 B-28 B-30 B-31 B-33 B-38 B-67

DESCRIPTION OF THE FUNDS

           The Municipal Company is a Maryland corporation formed on May 15, 1981. Each of the California Municipal Fund and the New York Municipal Fund is a Massachusetts business trust that commenced operations on March 10, 1987 and December 2, 1986, respectively.

           Each Fund is an open-end management investment company, known as a money market mutual fund. The National Municipal Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Each other Fund is a non-diversified fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

           The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

           Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

           The following information supplements and should be read in conjunction with the Funds' Prospectus.

           Municipal Obligations. As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and, with respect to the California Municipal Fund and New York Municipal Fund, California State and New York State and New York City, respectively, personal income taxes (collectively, "Municipal Obligations"). Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

           With respect to the National Municipal Fund, for the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

           The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

           Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax ("AMT"). Each Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Fund's investment objective.

Certain Tax Exempt Obligations. Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Derivative Products. Each Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products are described below.

           (1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

           (2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

           (3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

           (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Obligations. Each Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined by the Manager in accordance with procedures established by the Fund's Board.

           The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings as of the fiscal year ended November 30, 2004, computed on a monthly basis, was as follows:

                                                                                   Percentage of Value
                                                                    -------------------------------------------------
                        Moody's Investors      Standard & Poor's
   Fitch Ratings          Service, Inc.         Rating Services       California        National         New York
      ("Fitch)             ("Moody's")              ("S&P")         Municipal Fund   Municipal Fund   Municipal Fund
   -------------       ------------------      -----------------   ---------------   --------------   ---------------

_______________________

* Included in the not rated category are securities which, while not rated, have been determined by the Manager to be of comparable quality to securities in the __________ rating categories.

           If, subsequent to its purchase by a Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

           To the extent that the ratings given by Moody's, S&P or Fitch (collectively, the "Rating Agencies") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in accordance with its stated investment policies described in the Funds' Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

           Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, each Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the California Municipal Fund or the New York Municipal Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Obligations, respectively, are unavailable for investment by the relevant Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively. Under normal market conditions, each Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

           Stand-By Commitments. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

           Investment Companies. Each Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fee. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its univested cash reserves in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of univested cash reserves in such money market funds may not exceed 25% of its total assets.

           Illiquid Securities. Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

           In addition to the principal investment strategies discussed in the Funds' Prospectus, the Funds also may engage in the investment techniques described below.

           Borrowing Money. Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to, and each other Fund may, borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.

           Forward Commitments. Each Fund may purchase Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. Each Fund will segregate permissible liquid assets at least equal at all times to the amount of its purchase commitments.

           Municipal Obligations and other securities purchased on a forward commitment, when issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

           Investing in Municipal Obligations. Each Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

           Certain municipal lease/purchase obligations in which the Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

           Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

           Investing in California Municipal Obligations. (California Municipal Fund) Since the California Municipal Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. You should review the information in "Appendix B" which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Obligations.

           Investing in New York Municipal Obligations. (New York Municipal Fund) Since the New York Municipal Fund is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You should consider carefully the special risks inherent in the Fund's investment in New York Municipal Obligations. You should review the information in "Appendix C" which provides a brief summary of special investment considerations and risk factors relating to investing in New York Municipal Obligations.

           Simultaneous Investments. Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. Each Fund, together with investment companies or accounts advised by the Manager or its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may adversely affect a Fund's ability to dispose of some or all of its positions should it desire to do so.

Investment Restrictions

           California Municipal Fund. The California Municipal Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Obligations (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the California Municipal Fund has adopted investment restrictions numbered 1 through 5 as fundamental policies. Investment restrictions numbered 6 through 10 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The California Municipal Fund may not:

           1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

           2. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           3. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

           4. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

           5. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

           6. Sell securities short or purchase securities on margin.

           7. Invest in companies for the purpose of exercising control.

           8. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

           9. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

           10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

*  *  *  *   *

           National Municipal Fund. The National Municipal Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the National Municipal Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The National Municipal Fund may not:

           1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

           2. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           3. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

           4. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

           5. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

           6. Purchase more than 10% of the voting securities of any issuer. This restriction applies only with respect to 75% of the Fund's total assets.

           7. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

           8. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

           9. Sell securities short or purchase securities on margin.

           10. Invest in companies for the purpose of exercising control.

           11. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

           12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

*  *  *  *   *

           New York Municipal Fund. The New York Municipal Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in New York Municipal Obligations (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.

           In addition, the New York Municipal Fund has adopted investment restrictions numbered 1 through 5 as fundamental policies. Investment restrictions numbered 6 through 10 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The New York Municipal Fund may not:

           1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

           2. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           3. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

           4. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

           5. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

           6. Sell securities short or purchase securities on margin.

           7. Invest in companies for the purpose of exercising control.

           8. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

           9. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

           10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

*  *  *  *   *

           For purposes of investment restriction No. 5 for each Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

           If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to investment restriction No. 1 for each Fund, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE FUNDS

           Each Fund's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

     The Dreyfus Corporation.............................      Investment Adviser
     Dreyfus Service Corporation.........................      Distributor
     Dreyfus Transfer, Inc...............................      Transfer Agent
     The Bank of New York................................      Custodian

Board Members of the Funds1

1   None of the Board members are "interested persons" of the Funds, as defined in the 1940 Act.

           Board members of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)                                  Principal Occupation          Other Board
Position with the Funds (Since)             During Past 5 Years           Memberships and Affiliations
-------------------------------             --------------------          -----------------------------

Joseph S. DiMartino (61)            Corporate Director and Trustee        The Muscular Dystrophy Association,
Chairman of the Board                                                          Director
(1995) - All Funds                                                        Levcor International, Inc., an apparel
                                                                               fabric processor, Director
                                                                          Century Business Services, Inc., a
                                                                               provider of outsourcing functions
                                                                               for small and medium sized
                                                                               companies, Director
                                                                          The Newark Group, a provider of a
                                                                               national market of paper recovery
                                                                               facilities, paperboard mills and
                                                                               paperboard converting plants,
                                                                               Director
                                                                          Azimuth Trust, an institutional asset
                                                                               management firm, Member of Board of
                                                                               Managers and Advisory Board

Clifford L. Alexander, Jr. (71)     President of Alexander &              Wyeth (formerly, American Home Products
Board Member                            Associates, Inc., a management    Corporation), a global leader in
(1982) - Municipal Company              consulting firm (January 1981 -   pharmaceuticals, consumer healthcare
(1986) - California Municipal           present)                          products and animal health products,
           Fund and New York        Chairman of the Board of Moody's      Director Mutual of America Life Insurance
           Municipal Fund               Corporation (October 2000 -       Company, Director
                                        October 2003)
                                    Chairman of the Board and Chief
                                        Executive Officer of The Dun
                                        and Bradstreet Corporation
                                        (October 1999 - September 2000)

Peggy C. Davis (61)                 Shad Professor of Law, New York       None
Board Member                            University School of Law (1983
(1990) - All Funds                      - present)
                                    Writer and teacher in the fields of
                                    evidence, constitutional theory,
                                    family law, social sciences and
                                    the law, legal process and
                                    professional methodology and
                                    training

Ernest Kafka (72)                   Physician engaged in private          None
Board Member                            practice specializing in the
(1982) - Municipal Company              psychoanalysis of adults and
(1986) - California Municipal           adolescents (1962-present)
         Fund and New York          Instructor, The New York
         Municipal Fund                 Psychoanalytic Institute (1981
                                        - present)
                                    Associate Clinical Professor of
                                        Psychiatry at Cornell Medical
                                        School (1987 - 2002)

Nathan Leventhal (61)               A management consultant for various   Movado Group, Inc., Director
Board Member                            non-profit organizations (May
(1987) - Municipal Company              2004-present)
(1989) - California Municipal       Chairman of the Avery-Fisher Artist
         Fund, and New York             Program (November 1997 -
         Municipal Fund                 present)
                                    President of Lincoln Center for the
                                        Performing Arts, Inc. (March
                                        1984 - December 2000)

           Board members are elected to serve for an indefinite term. Each Fund has standing audit, governance/nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent auditors' qualifications, independence and performance. The Fund's governance/nominating committee is responsible for selecting and nominating all persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the Governance/Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The governance/nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166, which includes information regarding the recommended nominee as specified in the Governance/Nominating Committee Charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit and governance/nominating committees met four times and once, respectively, during the fiscal year ended November 30, 2004. The pricing and compensation committees had no meetings during the last fiscal year.

           The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2004.

                                                                                            Aggregate Holding of
                                                                                            Funds in the Dreyfus
                                                                                            Family of Funds for
                                     California        National          New York           which Responsible as a
       Name of Board Member          Municipal Fund    Municipal Fund    Municipal Fund     Board Member
       --------------------          --------------    --------------    --------------     ---------------------

Joseph S. DiMartino                  None              None              None               Over $100,000
Clifford L. Alexander, Jr.           None              None              None               Over $100,000
Peggy C. Davis                       None              None              None               None
Ernest Kafka                         None              None              None               Over $100,000
Nathan Leventhal                     None              None              None               None

           As of December 31, 2004, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

           Each Fund typically pays its Board members its allocated portion of an annual retainer of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by each Fund indicated below for the fiscal year ended November 30, 2004, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2004 are set forth below:

                                                                               Total Compensation From the
                                                 Aggregate Compensation From   Funds and Fund Complex Paid
Name of Board Member and Fund                             the Fund*                to Board Member(**)
-----------------------------                    ---------------------------   ----------------------------

Joseph S. DiMartino

California Municipal Fund
National Municipal Fund New York
Municipal Fund

Clifford L. Alexander, Jr.

California Municipal Fund
National Municipal Fund
New York Municipal Fund

Peggy C. Davis

California Municipal Fund
National Municipal Fund
New York Municipal Fund

Ernest Kafka

California Municipal Fund
National Municipal Fund
New York Municipal Fund

Saul B. Klaman***

California Municipal Fund
National Municipal Fund
New York Municipal Fund

Nathan Leventhal

California Municipal Fund
National Municipal Fund
New York Municipal Fund

__________________________________

*    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $____ for the California Municipal Fund, $____ for the National Municipal
     Fund and $____ for the New York Municipal Fund, for all Board members as a group.

**   Represents the number of separate portfolios comprising the investment companies in the
     Fund Complex, including the Funds, for which the Board members serve.

***  Emeritus Board member as of January 18, 2000.

Officers of the Funds

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer of
the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager,
and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

STEVEN F. NEWMAN, Secretary since March 2000. Associate General Counsel and Assistant Secretary of the Manager, and an
officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of the Manager, and an officer of
94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

ROBERT ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager- Money Market Funds of the Manager, and
an officer of 39 investment companies (comprised of 85 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1988.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus
Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money
Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

           The address of each Board member and officer of the Funds is 200 Park Avenue, New York, New York 10166.

           Each Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on _____, 2005.

MANAGEMENT ARRANGEMENTS

           Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

           The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") between the Fund and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

           In approving the current Agreement with respect to each Fund, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager, the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund's Distribution Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.

           The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Angela E. Price, Vice President; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; William H. Maresca, Controller; Joseph Connolly, Chief Compliance Officer, James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

           The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

           The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Funds' portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

           The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

           All expenses incurred in the operation of a Fund are borne by such Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, investor services (including, without limitation, telephone and personnel expenses), costs of shareholder reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Each Fund bears certain expenses in accordance with separate written plans and also bears costs associated with implementing and operating such plans. See "Distribution Plan" and "Shareholder Services Plan."

           As compensation for the Manager's services under the Agreement, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of such Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. Set forth below are the total amounts paid by each Fund indicated below to the Manager for the Fund's last three fiscal years:

                                          Fiscal Year Ended November 30,
                                          ------------------------------

                                   2004                2003                2002
                                   ----                ----                ----

California Municipal Fund                      $1,755,530          $2,044,678

National Municipal Fund                        $4,570,984          $4,554,174

New York Municipal Fund                        $1,916,705          $2,066,071

           As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1 ½% of the average market value of the net assets of such Fund for that fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis. As to each Fund, no such deduction or payment was required for the most recent fiscal year end.

           As to each Fund, the aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

           Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

           The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees and other expenses paid by the Fund. These additional payments may be made to certain financial institutions (which may include banks), securities dealers, including [name of financial institution] ("Selected Dealers"), and other industry professionals (collectively, "Service Agents") including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing". In some cases, these payments may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

           From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

           Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is each Fund's transfer and dividend disbursing agent. Under a separate transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee from each Fund computed on the basis of the number of shareholder accounts it maintains for such Fund during the month, and is reimbursed for certain out-of-pocket expenses.

           The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is each Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a separate custody agreement with each Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee from each Fund based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

           General. Each Fund's Class E shares are offered only to clients of [name of financial institution] who have elected Class E shares of the Fund as a sweep investment in accordance with their [name of financial institution] account agreement. Class E shares of a Fund may not be purchased directly by individuals. In order to be a shareholder of Class E of a Fund, [name of financial institution] must purchase Class E shares for your account maintained by [name of financial institution]. Class E shares of a Fund may not be available for all [name of financial institution] clients. Contact [name of financial institution] for further information or to purchase fund shares. [Name of financial institution] may impose policies, limitations and fees which are different from those described in this Statement of Additional Information. Each Fund reserves the right to reject any purchase order.

           As discussed under "Management Arrangements-Distributor" Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

           It is not recommended that the Funds be used as a vehicle for Keogh, IRA or other qualified Retirement Plans.

           A Fund may, in its discretion, accept securities in payment for Fund shares. Securities may be accepted in payment for shares only if they are, in the judgment of the Manager, appropriate investments for the Fund. These securities are valued by the same method used to value the Fund's existing portfolio holdings. The contribution of securities to the Fund may be a taxable transaction to the shareholder.

           Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund in written or telegraphic form. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.

           Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. See "Determination of Net Asset Value."

           Each Fund determines its net asset value per share three times each day the New York Stock Exchange or the Transfer Agent is open for regular business: as of 12:00 noon, Eastern time, as of 2:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time. Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so.

           [Name of financial institution] may telephone orders for purchase of Class E shares of a Fund. A telephone order placed with the Distributor or its designee in New York will become effective at the price determined at 12:00 noon, or 2:00 p.m., Eastern time, depending on when the order is accepted on a given day, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed with the Distributor or its designee prior to 2:00 p.m., Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day. A telephone order placed with the Distributor or its designee in New York after 2:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.

           Using Federal Funds. If your order to purchase Fund shares is paid for other than in Federal Funds, [name of financial institution], acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with [name of financial institution], your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

DISTRIBUTION PLAN

           Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of each Fund has adopted a Distribution Plan with respect to the Class E shares of such Funds (each, a "Plan"). Under each Plan, the respective Fund bears directly the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Plan and the Fund pays the Distributor for distributing (within the meaning of the Rule) Class E shares at an annual rate of 0.20% of the value of the Fund's average daily net assets attributable to Class E shares. The Distributor may pay one or more Service Agents in respect of distribution services for Class E shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Each Fund's Board believes that there is a reasonable likelihood that each Plan will benefit the Fund and holders of Class E shares.

           A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, each Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board, and by the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan or in any related agreements entered into in connection with such Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Fund's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any of the related agreements or by vote of a majority of the holders of Class E shares.

           As Class E shares of each Fund had not been offered for a fiscal year as of the date of this Statement of Additional Information, no information is provided as to the fees paid by Class E pursuant to the Distribution Plan.

SHAREHOLDER SERVICES PLAN

           Each Fund has adopted a Shareholder Services Plan with respect to the Class E shares pursuant to which the Fund pays the Distributor a fee for the provision of certain services to the holders of Class E shares at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Class E shares. Under each Shareholder Services Plan, the services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. As to each Fund, under the Shareholders Services Plan, the Distributor may make payments to Service Agents in respect of their services.

           A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, each Shareholder Services Plan provides that material amendments to the Shareholder Services Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. Each Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

           As Class E shares of each Fund had not been offered for a fiscal year as of the date of this Statement of Additional Information, no information is provided as to the fees paid by Class E pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

           General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and exchange commission.

           You may redeem fund shares at any time by contacting ___________. If _________ transmits the redemption request so that it is received by the Transfer Agent or its designee by 2:00 p.m., Eastern time, on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If a redemption request is received after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received after 8:00 p.m., Eastern time, the redemption request will be effective on the next business day. It is the responsibility of _____to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with _________.

           Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions received from any person representing himself or herself to be an authorized representative of the investor,, and reasonably believed by the Transfer Agent to be genuine. Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.

           Redemption Commitment. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, each Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

           Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect a Fund's shareholders.

DETERMINATION OF NET ASSET VALUE

           Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

           Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values these Funds' investments based on methods which include considerations of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

           The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event a Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

           New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

           Management believes that each Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended November 30, 2004. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.

           Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and automatically are reinvested in additional shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

           If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

           If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

           With respect to the California Municipal Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

           For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax distributed by the Fund as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the California Municipal Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purpose of computing the California alternative minimum tax.

           Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish certified TIN to a Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

           General. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions, as such, are paid by a Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by any Fund to date. Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

           Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

           Regular Broker-Dealers. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended November 30, 2004, the issuer of the securities and the aggregate value per issuer, as of November 30, 2004, of such securities:

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           Disclosure of Portfolio Holdings. It is the policy of each Fund to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. The Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on its website at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

           If portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

           Each Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund's custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers. Disclosure of the Fund's portfolio holdings may be authorized only by the Fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund's Board.

INFORMATION ABOUT THE FUNDS

           Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

           Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for each Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of the National Municipal Fund, or two-thirds, in the case of the California Municipal Fund and New York Municipal Fund, of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

           The California Municipal Fund and New York Municipal Fund are organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust (the "Trust Agreement") for each of these Funds disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholder for liabilities of the Fund.

           Each Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

                                                                 , an independent registered public accounting firm, has been selected as independent auditors of each Fund.

APPENDIX A

           Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

           An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

           The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA

           Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

           Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A

           Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Municipal Note Ratings

SP-1

           The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

           The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Municipal Bond Ratings

Aaa

           Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

           Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

A

           Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Commercial Paper Ratings

           The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Municipal Note Ratings

           Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

           A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, you should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

           Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

MIG 1/VMIG 1

           This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

           This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch

Municipal Bond Ratings

           The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operating performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

           Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

           Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

           Bonds rated A are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

           Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

           Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

           Although the credit analysis is similar to Fitch's bond ratings analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

           Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

           Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2

           Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

APPENDIX B

RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL BONDS

           The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

           Economy. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, concentrated in the State's high-tech sector. The economy has since stabilized, with 136,300 jobs gained between July 2003 and June 2004 compared with 341,200 jobs lost between March 2001 and July 2003. The State unemployment rate was 6.2% in April 2004, down from 6.8% a year earlier. The national unemployment rate in April 2004 was 5.6%, down from 6.0% a year earlier.

           Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around recently. From April 2003 to April 2004, nonfarm payroll employment rose by 0.6% in the State and 0.9% in the nation. Personal income growth accelerated in 2003, particularly in the fourth quarter. Total personal income increased by 3.7% in 2003, compared to 3.3% nationally. In addition, personal state income tax withholdings were up 8.8% in 2004.

           Population and Labor Force. The State's July 1, 2003 population of over 35 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49% of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20%, with a population of over 7.0 million.

           The following table shows California's population data for 1994 through 2003.

Population 1994-03*

                                                                               California
        California    % Increase Over    United States    % Increase Over    as % of United
Year    Population    Preceding Year       Population     Preceding Year        States *
----    ----------    ---------------    -------------    ---------------    --------------

1994    31,523,080          0.7%          263,125,821            1.2%             12.0
1995    31,711,094          0.6           266,278,393            1.2              11.9
1996    31,962,050          0.8           269,394,284            1.2              11.9
1997    32,451,746          1.5           272,646,925            1.2              11.9
1998    32,861,779          1.3           275,854,104            1.2              11.9
1999    33,417,247          1.7           279,040,168            1.2              12.0
2000    34,040,489          1.9           282,177,754            1.1              12.1
2001    34,726,513          2.0           285,093,813            1.0              12.2
2002    35,336,138          1.8           287,973,924            1.0              12.3
2003    35,933,943          1.7           290,809,777            1.0              12.4

*Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

           The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1994 through 2003.

Labor Force 1994-03

              Labor Force Trends                     Unemployment Rate (%)
              ------------------                     ---------------------
                (in Thousands)
Year     Labor Force       Employment            California       United States
----     -----------       ----------            ----------       -------------

1994       15,294            13,979                 8.6                6.1
1995       15,236            14,040                 7.8                5.6
1996       15,371            14,261                 7.2                5.4
1997       15,786            14,792                 6.3                4.9
1998       16,138            15,181                 5.9                4.5
1999       16,376            15,522                 5.2                4.2
2000       16,892            16,057                 4.9                4.0
2001       17,172            16,249                 5.4                4.7
2002       17,376            16,215                 6.7                5.8
2003       17,460            16,283                 6.8                6.0

SOURCE: State of California, Employment Development Department.

           Forecast predicted moderate growth in calendar year 2004 and faster growth in calendar year 2005. The State unemployment rate was 6.2% in April, down from 6.8% a year earlier. Personal income growth picked up during 2003, particularly in the fourth quarter. Job growth has also improved in the state in recent months but not as much as the rest of the nation, on average.

Recent Developments

           State Economy and Finances. In recent years, the State has experienced a decline in revenues attributable in large part to declines in personal income tax receipts, principally due to reduced stock market-related income tax revenues, such as taxes on capital gains realizations and stock option income. The State estimates that stock market-related personal income tax revenue declined from $17.6 billion in Fiscal Year 2000-01 to $8.6 billion in Fiscal Year 2001-02, and to $5.2 billion in Fiscal Year 2002-03, a total 70% decline. Total personal income tax revenue declined from $44.6 billion to $32.7 billion in the same period. The State's economy continued to grow slowly through the end of 2003, but is projected to grow moderately in 2004.

           On July 31, 2004, the Governor signed the 2004 Budget Act (the "2004 Budget Act") into law. Two measures intended to address the existing cumulative budget deficit and to implement structural reform were both approved at the March 2, 2004 statewide primary election. The California Economic Recovery Bond Act ("Proposition 57") authorizes the issuance of up to $15 billion of economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. The bonds will be issued in lieu of fiscal recovery bonds previously authorized by the California Fiscal Recovery Financing Act. Three first two series of ERBs have been offered, which provided approximately $11.254 billion of net proceeds to the General Fund. The second measure entitled the Balanced Budget Amendment ("Proposition 58") requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

State Indebtedness

           The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

           Capital Facilities Financing.

           General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

           As of November 1, 2004, the State had outstanding approximately $46.7 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of approximately $33.0 billion of long-term general obligation bonds, including up to approximately $20.1 billion of general obligation bonds authorized to be issued initially as commercial paper notes, and approximately $12.9 billion of other authorized but unissued general obligation bonds.

           General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6.4 billion of variable rate general obligation bonds, representing 13.6% of the State's total outstanding general obligation bonds as of November 1, 2004. The Legislature has approved approximately $600 million of new bond authorizations to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed in the November 2006 general election ballot. Additional bond proposals may be added to the 2006 primary or general election ballots.

           Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. This amount may be increased or decreased in the future. As of November 1, 2004, the finance committees had authorized the issuance of up to approximately $20.1 billion in such notes, of which $598 million was issued and outstanding.

           Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.18 billion General Fund-supported lease-purchase obligations outstanding as of November 1, 2004. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $4.0 billion authorized and unissued as of November 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

           Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had approximately $40.2 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2004.

           Pension Obligation Bonds. Pursuant to the California Pension Restructuring Bond Act of 2004 (the "Restructuring Bond Act") the Pension Obligation Bond Committee (the "Committee") is authorized to issue bonds to fund the State's employer contributions to the California Public Employees' Retirement System ("CalPERS"), in any two future fiscal years. The Restructuring Bond Act limits the cumulative amount of bonds that may be issued to an amount calculated in relation to the anticipated reduction in the State's employer contributions to CalPERS resulting from changes in law, as such anticipated reduction is determined by the Director of Finance. The Restructuring Bond Act provides that debt service on any bonds issued pursuant to the Restructuring Bond Act will be payable from the General Fund.

           The 2004 Budget Act includes reforms to the State's pension benefits, which the State estimates will reduce pension costs by $2.9 billion over the next 20 years. The State anticipates that bonds will be issued pursuant to the Restructuring Bond Act on or before April 1, 2005, and that the proceeds of such bonds will be available to fund the April and June 2005 payments of the State's Fiscal Year 2004-05 employer contribution obligation to CalPERS.

           It is expected that, if the Committee authorizes the issuance of bonds pursuant to the Restructuring Bond Act, it will initiate a validation action seeking court determination that the bonds will not be in violation of the State's Constitutional debt limit. In 2003 the Committee authorized the issuance of pension obligation bonds to fund the State's Fiscal Year 2003-04 employer contribution obligation to CalPERS. The Committee initiated a validation action, but the trial court rendered a decision which did not validate the bonds. The Committee appealed the trial court's decision. However, the Committee's pending appeal was dismissed in June 2004.

           Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by Proposition 58 shall be used to repay the ERBs.

           The State has issued ERBs resulting in $11.254 billion of net proceeds to the General Fund in Fiscal Year 2003-04. The State may issue the remainder of authorized ERBs in the current or future fiscal years.

           Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

           On June 18, 2003, the State issued $10.97 billion of RAWs, which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured and were paid in full on June 23, 2004. The most recent cash flow projections prepared by the Department of Finance anticipate the issuance of $6 billon of RANs in October 2004, to mature in June 2005.

           Ratings. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

           In May 2004, Moody's upgraded the State's general obligation bond rating to A3 with a positive outlook. In August 2004, S&P raised its rating to A from BBB and removed the State's general obligation bonds from its credit watch. In September 2004, Fitch raised its rating to A- from BBB.

State Funds and Expenditures

           The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed Governor's budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. As required by Proposition 58, beginning with Fiscal Year 2004-05, the State must pass an annual balanced budget.

           The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

           Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

           The General Fund. The monies of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

           The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief.

           For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

           Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of October 31, 2004. $2.97 billion of outstanding loans from the SFEU were used to pay expenditures of the General Fund.

           Unemployment Insurance Fund. In Fiscal Year 2003-04 the State paid $6.715 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In Fiscal Year 2004-05 the State expects it will pay $6.179 billion in benefits from the UI Fund. In calendar year 2004, the Employment Development Department ("EDD") obtained a cash flow loan from the United States Department of Labor to pay the unemployment benefits. The 2004 Budget Act contains provisional language authorizing up to $2.5 million in interest from the EDD Contingent Fund towards the repayment of the loan. However, because this loan was repaid prior to September 30, 2004, no interest is expected to be incurred in Fiscal Year 2004-05. Increased UI tax receipts and declining unemployment benefit claims have eliminated the need for additional borrowing in calendar year 2004, though the potential for calendar year 2005 borrowing remains. At this time, there is no estimate as to the projected deficit for the UI Fund in calendar year 2005.

           Investment of Funds. Monies on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of October 31, 2004, the PMIA held approximately $32.8 billion of State monies and $19.1 billion of monies invested for about 2,732 local governmental entities.

           Pension Trusts. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute. Due to investment losses and increased retirement benefits, the State contribution to the CalPERS has increased from $156.7 million in Fiscal Year 2000-01 to $2.2 billion in Fiscal Year 2003-04 and is estimated at $2.547 billion in Fiscal Year 2004-05.

           According to CalSTRS, its investment portfolio market value as of July 31, 2004 was $116.2 billion compared to $100.9 billion as of July 31, 2003. CalPERS reported that its investment portfolio market value as of July 31, 2004 was $166 billion, compared to $144.8 billion as of July 31, 2003. The excess of actuarial value of assets over actuarial accrued liabilities of CalPERS, CalSTRS and UCRS as of June 30, 2003 was $(11.935) billion, $(23.11) billion and $8.474 billion, respectively.

           Welfare Reform. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2005. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program. Current reauthorization legislation would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements from the current statutory rate of 50% to 70% in Fiscal Year 2008. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant Federal penalties.

           The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 474,000 cases in 2003-04 and 473,000 in 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

           In Fiscal Years 2003-04 and 2004-05, California will continue to meet, but not exceed, the Federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF block grant and TANF MOE amounts, the 2004 Budget Act eliminates TANF funding for county juvenile probation services, decreases State funding for tribal TANF programs and delays the 2004-05 CalWORKs cost-of-living adjustment. The 2004 Budget Act includes an augmentation of $191.9 million in Fiscal Years 2004-05 for employment services to enable recipients to leave aid and become self-sufficient, and includes total CalWORKs-related expenditures of $6.9 billion for Fiscal Year 2003-04 and $6.7 billion for Fiscal Year 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004 Budget Act also includes a TANF reserve of $171.1 million, which is available for unanticipated needs in any program for which TANF block grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

           Local Governments. The primary units of local government in the State are the counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

           In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-14 education. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

           The 2004 Budget Act will reduce the vehicle licensing fee (the "VLF") from 2% to 0.65% of the value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

           Under the agreement, for Fiscal Years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive would be reduced by $700 million. In future years, local governments would receive the full value of the VLF revenue that they would have received under current law. Also for these two fiscal years, the proposed agreement would require redevelopment agencies to shift $250 million in property tax revenue they would otherwise receive to schools, and special districts would shift $350 million to schools. As part of the agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and approved by voters at the November 2004 election. Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.

           In Fiscal Year 2004-05, funding was also provided for various programs, including $100 million for the Citizens' Option for Public Safety program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, $38.2 million for reimbursement of jail booking fees, $39 million for open space subvention reimbursements to cities and counties, and $60 million in grants to county assessors to increase and enhance property tax assessment activities. In addition, $18.5 million will be provided to 37 specified small and rural county sheriff departments. In subsequent years, the booking fee reimbursement will be eliminated and the fees will be reduced by 50%.

           Vehicle License Fee. A program to offset a portion of the VLF paid by vehicle owners was established in 1998. Beginning January 1, 1999, a permanent offset of 25% of the VLFs became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5%. This level of offset was expected to provide tax relief of $3.95 billion in Fiscal Year 2003-04. Beginning in Fiscal Year 2004-05, the 2004 Budget Act will permanently reduced the VLF rate to 0.65% and the offset program be eliminated.

           In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLFs paid by taxpayers returned to the pre-1999 level so the State would not be obligated to make any offset payments in Fiscal Year 2003-04. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received backfill payments totaling $3.80 billion in Fiscal Year 2002-03, and payments totaling $2.65 billion were anticipated to be paid to local governments in Fiscal Year 2003-04. The 2004 Budget Act provided for the repayment in August 2006, of approximately $1.2 billion that was not received by locals during the time period between the suspension of the offsets and the implementation of higher fees.

           Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system was expected to receive approximately $1.8 billion in State resources and $475 million in resource form the counties in Fiscal Year 2003-04, and $1.7 billion in State resources and $475 million in resources from the counties in Fiscal Year 2004-05.

           Repayment of Energy Loans. The Department of Water Resources (the "DWR") borrowed $6.1 billion from the General Fund for its power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million.

           The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The power supply program has become self supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the major investor owned electric utilities ("IOUs") resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefore or to make any appropriation for their payment.

           State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit. For example, appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

           The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

           State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act. As of the release of the 2004 Budget Act, the State projected the Appropriations Limit to be $13.698 billion and $10.569 billion in Fiscal Years 2003-04 and 2004-05, respectively.

           Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost-of-living adjustments, enrollment, and per capita income and revenue growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.3% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools.

           Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. The State's emphasis on improving education resources has resulted in the increase of K-12 fiscal year spending per pupil of 6.2% above the 2002-03 level in both Fiscal Years 2003-04 and 2004-05. The 2004 Budget Act also reflects Proposition 98 expenditures of $2.158 billion from 2002-03 to 2003-04, $1.297 billion from 2003-04 to 2004-05 and $1.283 billion from 2004-05 to 2005-06.

           The 2004 Budget Act suspends the Proposition 98 minimum guarantee by $2.004 billion. This amount is added to the existing maintenance factor, for a total estimated maintenance factor of $3.625 billion at the end of Fiscal Year 2004-05. Appropriations for Fiscal Years 2002-03, 2003-04 and 2004-05 are currently estimated to be $486.7 million, $481.1 million and $301.6 million respectively, below the amounts required by Proposition 98 because of increase in State tax revenues above original estimates. Legislation enacted in August 2004 will annually appropriate $150 million, beginning in Fiscal Year 2006-07, to repay any prior year Proposition 98 obligations, including $250.8 million owed from Fiscal Years 1995-96 and 1996-97 Fiscal Years, until these obligations are fully repaid.

           Constraints on the Budgetary Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.

           An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in public elementary and middle schools. Beginning with Fiscal Year 2004-05, and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually. The initiative defines the base level as the fiscal year during the period July 1, 2000 through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using July 2004 data, Fiscal Year 2000-01 is the base year. Based upon non-Proposition 98 General Fund appropriations as of July 2004, the initiative is unlikely to require implementation of the funding increase until Fiscal Year 2008-09. The 2004 Budget Act includes about $121.6 million for these programs, $428.4 million below the amount that the initiative would require if the full funding increase were in effect.

           As noted above, Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.

           Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the General Fund. Beginning with Fiscal Year 2006-07, a portion of estimated annual General Fund revenues would be transferred into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

           Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

           Tobacco Settlement. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

           State statutory law allows the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04. An initial sale producing $2 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003.

Sources of State Revenue

           The 2004 Budget Act includes the effect of the following tax related proposals on the General Fund: (i) a two-month personal income, corporation, and sales and use tax amnesty program for tax years prior to 2003 (estimated revenues of $333 million); (ii) a two year vehicle, vessel, and aircraft use tax if items are used within one-year, with specified exceptions for vessel and aircraft repair (estimated revenues of $26 million); (iii) Teacher Tax Credit: Two-year suspension of the teacher tax credit (estimated revenues of $210 million); and (iv) suspension of the natural heritage presentation tax credit for Fiscal Year 2004-05 and extension of the sunset date to June 30, 2008 (estimated revenues of $10 million).

           Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3%. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the Federal AMT. The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 36.7% of the total personal income tax in the 2002 tax year.

           Taxes on capital gains and stock options, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7% and as little as 5.6% of General Fund revenues over the last ten years. A proposal to add a 1% surcharge on taxable income over $1 million is slated to be on the November election ballot.

           Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

           Effective July 1, 2004, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; and 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the State's ERBs.

           Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which the both following occur: (1) The General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The May Revision forecast estimated that the reserve level will be insufficient to trigger a reduction for calendar year 2005.

           Corporation Tax. Corporation tax revenues are derived from the following taxes:

           1.       The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

           2.       Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

           3.       The AMT is similar to that in Federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65%.

           4.       A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

           5.       Sub-Chapter S corporations are taxed at 1.5% of profits.

           Taxpayers with net operating losses ("NOLs") are allowed to carry forward NOLs for tax purposes and deduct a portion in subsequent years. State law suspended the use of any carryover NOLs for the 2002 and 2003 tax years, but allowed taxpayers to deduct those losses beginning in the 2004 tax year and extended the expiration date for those losses by two years. The percent of a taxpayer's NOLs that can be carried forward also increased from 65% to 100% beginning January 1, 2004, for NOLs generated after that date. About 85% of NOLs are deducted from corporation taxes with the balance deducted from personal income tax.

           Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

           Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

           The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminates it beginning in 2005. These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

           Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties); and (iv) motor vehicle related taxes and fees. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. During Fiscal Year 2003-04, $7.7 billion was derived from this source, with approximately $3.2 billion being returned to local governments.

           Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. The State's excise tax proceeds are earmarked for childhood development, education, health, research and other programs.

State Economy and Finances

           Following a severe recession beginning in the early 1990's, the State's financial condition improved markedly during recent fiscal years starting in 1995-96 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-00, General Fund tax revenues exceeded budget estimates. These additional funds were largely directed to school spending and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

           Financial Results—Fiscal Years 2001-02 and 2002-03.

           2001 Budget Act. The 2001 Budget Act was signed by the previous Governor on July 26, 2001. The spending plan included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan, however, utilized more than half of the budget surplus as of June 30, 2001, leaving a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest.

           The final estimate of Fiscal Year 2001-02 revenues and expenditures, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from Fiscal Year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the issuance of the power revenue bonds past June 30, 2002 resulted in a substantial budgetary deficit and cash flow difficulties. The State ended the fiscal year with a $2.1 billion deficit.

           2002 Budget Act. The 2002-03 proposed budget, released on January 10, 2002, projected a budget gap of approximately $12.5 billion due, in part, due to a decline in General Fund revenues to the national economic recession combined with the stock market decline that began in mid-2000. Personal income tax receipts, which include stock option and taxes on capital gains, were particularly affected. The May revision to the 2002-03 proposed budget projected further deterioration in revenues and additional costs of $1.6 billion, increasing the budget gap to $23.6 billion.

           The 2002 Budget Act, signed by the previous Governor on September 5, 2002, addressed the budget gap through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. Within a few months after the 2002 Budget Act was adopted, it became evident that its revenue projections were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

           In late November 2002, the previous Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for Fiscal Year 2002-03 and $5.3 billion for Fiscal Year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into Fiscal Year 2003-04) was for K-12 education funding.

           State Budget — Fiscal Year 2003-04. The 2003-04 proposed budget projected revenues from the three largest tax sources to be about $61.7 billion, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 proposed budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively, and projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

           On May 14, 2003, the previous Governor released the May revision to the proposed budget. The May revision reduced the revenue estimate for Fiscal Year 2002-03 to $70.8 billion from the 2003-04 Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result, the May revision estimated the budget gap for Fiscal Years 2002-03 to 2003-04 increased from $34.6 billion to $38.2 billion.

           2003 Budget Act. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, and signed into law by the previous Governor on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3%, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4% increase in State tax revenues (as projected by the Legislative Analysts Office's (the "LAO")), reflecting a correspondingly moderate growth in the State's economy.

           The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the ERBs.

           The 2004-05 proposed budget's projection for Fiscal Year 2003-04, projected $1.274 billion of additional revenues, $3.879 billion of additional expenditures and $205 million additional prior year adjustments as compared to the 2003 Budget Act. After accounting for a $473 million reduction in other reserves, the June 30, 2004 General Fund reserve was projected to be $290 million, down approximately $1.9 billion from the 2003 Budget Act

           On May 13, 2004, the Governor released the May revision to the 2004-05 proposed budget which provided updated revenue and economic forecasts and revised budget proposals, and projected a $1.88 billion reserve as of June 30 2004, representing a $1.597 billion increase compared to previous estimates. The 2004 Budget Act estimated a $2.198 billion reserve as of June 30, 2004, $290 million higher than projected in the May Revision.

           State Budget — Fiscal Year 2004-05. The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for Fiscal Year 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both Fiscal Years 2003-04 and 2004-05), a $1 billion reduction in the sale of ERBs and a $1.112 billion increase in expenditures (over both Fiscal Years 2003-04 and 2004-05).

           2004 Budget Act. The 2004 Budget Act was adopted by the Legislature on July 29, 2004, and signed by the Governor on July 31, 2004. The 2004 Budget Act largely reflects the proposals contained in the May Revision, including the use of $2 billion of proceeds of the ERBs issued in Fiscal Year 2003-04.

           Under the 2004 Budget Act, General Fund revenues are projected to increase 3.6%, from $74.6 billion in Fiscal Year 2003-04, to $77.3 billion in Fiscal Year 2004-05. The revenue projections assume a continuing rebound in California's economy. Excluding the impact of the ERBs, General Fund expenditures are estimated to increase by 6.7%, from $75.6 billion in Fiscal Year 2003-04, to $80.7 billion in Fiscal Year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

           The 2004 Budget Act largely reflects the budget proposals contained in the May Revision. Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7%), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%), and transfers and other revenue ($1.8 billion or 13.0%).

           The 2004 Budget Act contains the following major components:

           1.       Rebasing Proposition 98 minimum funding guarantee at a level approximately $2 billion less than would otherwise be required for Fiscal Year 2004-05.

           2.       A new fee policy for higher education where future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10% a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50% differential is achieved. In Fiscal Year 2004-05, fees are increased 14% for undergraduates and 20% for graduate students. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

           3.       The 2004 Budget Act does not include any savings attributed to Medi-Cal redesign, but does include $992 million in reductions in various social service programs from otherwise mandated levels.

           4.       The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in Fiscal Year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings.

           5.       The 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in Fiscal Year 2004-05. In addition, approximately $2 billion of ERB proceeds will be used to offset Fiscal Year 2004-05 General Fund expenditures. In contrast, in Fiscal Year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

           6.       The elimination of the VLF offset program beginning in Fiscal Year 2004-05.

           7.       The 2004 Budget Act includes $300 million in additional revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell the revenue stream to be received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance.

           8.       The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in Fiscal Year 2004-05; (iii) $206 million for spending reduction that would result from changes in the correctional system; and (iv) $150 million of additional savings.

           In its May 17, 2004 Report, the LAO projected that the State would end the fiscal year with a modest reserve of $870 million. The LAO also stated that a $6 billion operating shortfall would re-emerge in Fiscal Year 2005-06. Although this shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 authorization, the State budget would still be modestly out of balance. The LAO further stated that following Fiscal Year 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the Fiscal Year 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period.

           Over three dozen cities have filed a petition for writ of mandate (City of Cerritos et al. v. State Board of Equalization) seeking to prohibit the State Board of Equalization from implementing a 1/4¢ reduction in the amount of sales and use tax that may be collected by local governments. This reduction was approved by the Legislature in 2003 along with Proposition 57 and a 1/4¢ increase in the State sales and use tax to secure the State's ERBs. Neither the petition filed by the cities nor the cities' briefs filed in this matter challenge the authorization for the issuance of the ERBs or the imposition of the temporary 1/4¢ increase in the State sales and use tax. A hearing on the petition was held May 14, 2004, and on June 3, 2004 the court issued an order denying the cities' petition. The cities have appealed the court's decision and the matter is now pending at the appellate level.

Litigation

           The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

           Although the State estimates that there will be an operating deficit in Fiscal Year 2005-06, the State will continue working with the Legislature to address any remaining operating deficit. Savings, which cannot be determined at this time, are anticipated from various budget reform proposals, which will help reduce the operating deficit in fiscal year 2005-06.

           Challenge to Discontinuation of VLF Offset and Related Payments to Local Governments. In June 2003, the previous Administration determined that there were insufficient monies available to be transferred from the General Fund to fund VLF offset payments the State was making to local governments (as described above), and such offsets were discontinued. Correspondingly, the amount of VLFs paid by vehicle owners and mobile home owners increased. Shortly after taking office on November 17, 2003, the new Governor issued an executive order rescinding the previous Governor's action and directing the Department of Motor Vehicles (the "DMV") to reinstate the General Fund offset to the VLF. By subsequent administrative action, the Administration adjusted current year expenditures in order to commence transfers from the General Fund to local government in the amount of the offsets.

           On January 30, 2004, Robert Brooks and David Gautreaux v. Governor Arnold Schwarzenegger was filed in the Los Angeles County Superior Court. Plaintiffs allege that the adjustments of current year expenditures made by the Administration in order to provide for the transfers to local governments violates the State Constitution, and ask the court to enjoin the Director of Finance and the Controller from making offset-related payments to local governments until an appropriation for that purpose is made by the Legislature. This matter is pending in trial court.

           Challenge Seeking Payment to Teacher's Retirement Board. In May 2003, the Legislature statutorily reduced a continuing appropriation to CalSTRS Supplemental Benefit Maintenance Account ("SBMA") for Fiscal Year 2003-04 by $500 million, and provides that in future fiscal years, the $500 million may be returned if needed to make the SBMA actuarially sound. In October 2003, CalSTRS petitioned the California Supreme Court (Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Steve Peace, Director of California Department of Finance, et al.) to compel the State Controller to transfer funds from the General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the legislation. Summary judgment motions were heard on August 20, 2004, and if not granted, trial is currently scheduled to begin on December 17, 2004.

           Actions Seeking Flood-Related Damages. In January 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for October 24, 2004.

           Paterno v. State of California, is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. The appellate court reversed the trial court judgment, remanded the case to the trial court with direction to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. On March 17, 2003, the Supreme Court denied the State's petition for review, thus ending the liability phase of the trial. Damages and expenses are being litigated at the trial court level.

           Tax Refund Cases. Six pending cases challenge the Franchise Tax Board's (the "FTB") treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In General Motors Corp. v. Franchise Tax Board, the appellate court affirmed the trial court's ruling in favor of the FTB on this issue and General Motors has filed a petition for review of this decision with the California Supreme Court. The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in appellate court; Toys "R" Us, Inc. v. Franchise Tax Board also is pending in appellate court and so is Microsoft Corporation v. Franchise Tax Board. The trial courts in The Limited Stores and Toys "R" Us ruled in favor of the FTB on this issue; in Microsoft Corporation, the trial court ruled against the FTB. Montgomery Ward LLC v. Franchise Tax Board and Colgate Palmolive v. Franchise Tax Board are both pending in trial court. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

           In County of Orange v. Orange County Assessment Appeals Board #3, Bezaire, et. al., Real Parties in Interest, Orange County has appealed a trial court judgment that the assessor's office received property taxes from two taxpayers in excess of the Constitutional amounts collectable under Proposition 13. The legal claim in this class action lawsuit focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. On July 21, 2004, the State Supreme Court denied plaintiff's petition for review, bringing the case to a close. However, a similar challenge to which the State is not a party, is pending at the appellate level, and the effect of a final determination that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State General Fund component of the financing guarantee established by Proposition 98 in an amount in excess of several billion dollars.

           Environmental Cleanup Matter. In In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") "Superfund" List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State), but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

           Energy Matters. In People v. ACN Energy, Inc., et al., the court is considering whether and to what extent compensation is due to market participants who have claimed compensation as a result of certain executive orders issued under the California Emergency Service Act "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action, the State seeks a declaration that it is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the DWR for electricity received under the commandeered block forward contracts. Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by various electric utilities and numerous other market participants have been joined. In an administrative proceeding before the Government Claims Board, which was dismissed on procedural grounds, the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1.0 billion.

           In Pacific Gas and Electric Company v. The State of California, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (the "Restructure") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at regulated prices and to sell the facilities themselves, and that by amending the Restructure in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint seeks unspecified damages, but in a previous administrative procedure PG&E sought damages of at least $4.3 for similar losses. In January 2002, the court dismissed the lawsuit. The plaintiffs have appealed.

           Escheated Property Claims. In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time that the Controller sells property that has escheated to the State: Lusby-Taylor v. Connell, Orfield v. Connell and Suever v. Connell. The plaintiffs seek damages, which certain plaintiffs in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the stock was sold and the present. All the cases are styled as class actions, though in Lusby-Taylor and Harris, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Suever and Lusby-Taylor and at both the trial court. Orfield is being litigated in the trial court.

           In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly; Trust Realty Partners v. Westly; and Browne v. Westly. The Browne and Trust Realty lawsuits focus on the State's elimination of interest payments on unclaimed property claims, and the Morris lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Browne and Trust Realty Partners cases are not styled as class actions suits, but in addition to seeking general and special damages in a sum according to proof at trial, each case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in their respective complaints. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in either of the Browne or Trust Realty Partners cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

           Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to its statutory authority for every use of the body-imaging machine, damages could be as high as $3 billion. Trial is currently scheduled to begin in September 2005.

           Actions Seeking Program Modification. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

           In Williams, et al., v. State of California, et al., a class action for declaratory and injunctive relief brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programming changes. A conditional settlement has been reached, which provides proposed legislation which would fund a program to authorize school districts to spend up to $800 million over a period of years for repairs of school facilities at the lowest performing schools; $138.7 million for new instructional materials for students attending certain low performing schools; and $50 million to conduct an assessment of facilities conditions, supplement county school superintendents' capacity to oversee low performing schools and to fund emergency repairs in low performing schools. The legislation also establishes requirements regarding the use of these funds and a variety of other provisions pertaining to education in California. Plaintiff's motion for approval of the notice of settlement and manner of giving notice to the class will be heard in December 2004. This motion proposes a hearing regarding final approval of the settlement in March 2005.

           In Natural Resources Defense Council et al. v. California Department of Transportation et al., plaintiffs obtained an injunction requiring the Department of Transportation (the "DOT") to comply with National Pollution Discharge Elimination System requirements under the Federal Clean Water Act in connection with storm water discharges from State highways and construction sites in the area that includes Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to Federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of these studies will be implemented. Plaintiff's position is that the DOT should be required to retrofit its facilities with devices to treat storm water regardless of whether any construction is planned in any given area. For planning purposes, the DOT is including an additional 3% in the cost of all construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500 million through Fiscal Year 2006-07. While the impact of a judgment of the scope sought by the plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

           The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State in any of these cases could be as high as $1 billion per year in programming costs going forward.

           In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have appealed a decision dismissing a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act (the "ADA") and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons.

           In Capitol People First v. Department of Developmental Services, a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services. The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

           Action for Damages for Alleged Destruction of Indian Burial Sites. On January 16, 2004, John Tommy Rosas v. United States of America, et seq. was filed in Federal district court. In his complaint, plaintiff, in his individual capacity and as a vice-chairman of the Gabrielino/Tongva Indians of California Tribal Counsel, alleges violation of numerous Federal and State statutes, and provisions of the U.S. and State Constitutions, by a variety of Federal agencies, corporations, individuals and four State entities. The factual allegations pertain to an agreement among various defendants allegedly permitting the development of areas identified by plaintiff as sacred sites and Indian burial areas. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the State agencies as defendant. In February 2004, the corporate defendants filed a notice to dismiss, which is pending before the court.

           Local Government Mandate Claims and Actions. In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission"), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for Fiscal Year 2000-2001 is just over $9.2 million. The test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown.

           In recent years, the counties have received approximately $1 billion annually in VLF revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a separate final appellate court decision that awarded the County of San Diego unreimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

           Two lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. These lawsuits were consolidated in the Sacramento County Superior Court (County of San Diego v. State of California, et al; County of Orange v. State of California, et al). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last few years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through Fiscal Year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The court has granted a motion, in part, declaring that the State's practice violates the Constitution, and has further ruled that Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A at the November 2004 election did not change this result. The amount of the un-reimbursed mandates remains undetermined. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

APPENDIX C

RISK FACTORS—INVESTING IN NEW YORK MUNICIPAL BONDS

           The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Economic and Demographic Trends

           U.S. Economy. Although growth has slowed from the brisk pace of the second half of 2003 and the first quarter of 2004, the national economy is continuing to expand, due in large part to momentum generated by favorable monetary and fiscal policies. Economic growth is expected to accelerate during the second half of 2004, following growth of only 2.8% for the second quarter. The overall strength of the national economy permitted the Federal Reserve Board to embark upon a "measured" course of monetary tightening at the end of June 2004. Nevertheless, interest rates are expected to remain relatively accommodative. Low interest rates and a strengthening world economy are expected to maintain a favorable environment for both business investment and international trade. Real U.S. gross domestic product (GDP) is currently projected to grow 4.3% in 2004, followed by slightly above trend growth of 3.3% for 2005.

           Corporate profits grew 16.8% in 2003, followed by additional growth of 22.9% in the first half of 2004 compared with the first half of 2003. However, strong profit growth has combined with heightened uncertainty due to high energy prices and national security concerns to create an unusual degree of volatility in the labor market. Since August 2003, the national economy has gained almost half of the private sector jobs that were lost during the 2001 recession and its aftermath, with over one million private sector jobs created during the first five months of this year. However, labor market growth slowed in June and July. Moderate growth of 1.1% in employment is projected for 2004, following a decline of 0.3% for 2003. The unemployment rate is projected to decline to 5.5% in 2004 from 6.0% in 2003. Consistent with a strengthening labor market, wages and salaries are expected to grow 5.1% for 2004, following growth of 2.6% for 2003. Total personal income is expected to grow 5.4% for this year, following growth of 3.2% for 2003.

           State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

           The September 11th terrorist attack had a more devastating impact on the New York economy than on any other state. New York City is still recovering from the severity of the blow. However, there is evidence that the State economy has emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. The State economy has added over 72,000 private sector jobs since August of last year. Total State employment is projected to rise 0.5% in 2004, following a decline of 0.6% in 2003. Wage income is projected to rise 5.6% in 2004, following growth of only 1.4% in 2003. Employment, wage, and total personal income growth projected for 2004 are much closer to historical averages for New York and reflect the belief that the State economy is solidly on an expansionary path. The unemployment rate is projected to fall from 6.3% percent in 2003 to 6.2% for 2004.

           In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and a new round of global instability appear to be having a more negative impact on equity markets than on the economy as a whole. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2005. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, greater demand for financial market services and even stronger income growth in that sector than expected.

           The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected.

           Metropolitan Transportation Authority (the "MTA"). The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA depends on operating support from the State, local governments and the TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

           Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for Fiscal Year 2004-05 or thereafter.

           Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. It is also possible that the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adverse affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures and the loss of skilled manufacturing jobs may also adversely affect localities and necessitate State assistance.

Special Considerations

           Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's annual financial plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's financial plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Department of the Budget ("DOB") believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

           As of the close of Fiscal Year 2003-04, balances in the State's principal reserves to guard against unbudgeted risks totaled $815 million. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's rainy day fund (the Tax Stabilization Fund) from 2% to 5% of General Fund spending, and the maximum annual deposits from .2% to .5% of spending. Absent this legislation, the Fund will reach its statutory maximum balance of 2% ($840 million) with the next annual deposit.

2003-04 Enacted Budget Financial Plan

           The State's last fiscal year began on April 1, 2003 and ended on March 31, 2004. On March 31, 2003 the Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for Fiscal Year 2003-04. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for Fiscal Year 2003-04. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature (the "2003-04 Budget").

           Subsequent 2003-04 Budget Revisions. In the 2003-04 Budget, DOB projected a potential imbalance in the General Fund of approximately $912 million prior to the anticipated receipt of certain Federal Funds, which provided $1.07 billion of fiscal relief to the State and included $645 million in one-time revenue sharing payments and $422 million from a 15-month increase in Federal matching payments for Medicaid costs. An additional $170 million in savings occurred from a delay in payments to the City associated with the Local Government Assistance Corporation ("LGAC"), for a total benefit of $1.24 billion. All other revisions since the enactment of the 2003-04 Budget resulted in no significant change to the budget balance. Thus, the net positive impact of the $1.24 billion eliminated the potential General Fund deficit, allowed a maximum deposit of $84 million to the rainy day fund and generated a $261 million surplus to help lower the budget gap.

           DOB revised its mid-year financial plan based on a review of actual operating results and updated economic analysis through mid-January 2004. DOB projected the State would end Fiscal Year 2003-04 with General Fund cash resources of $345 million above previously projected levels. The projected General Fund closing balance of $1.01 billion consisted of $794 in the rainy day fund, $200 million in the community projects fund and $20 million in contingencies for litigation. The projected increase of $284 million reflected the addition of $200 million from spending delays and the $84 million in the rainy day fund. An additional deposit of $661 was to be made to the tax refund reserve account to reflect $400 million in tobacco securitization proceeds planned for use in 2004-05 and the $261 cash surplus discussed above.

           General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In Fiscal Year 2003-04, the General Fund accounted for 43.22% of All Governmental Funds disbursements.

           Summary of General Fund Revenue and Spending Changes. Legislative changes were projected to increase revenues by $1.9 billion in Fiscal Year 2003-04, $1.4 billion in Fiscal Year 2004-05, and $605 million in Fiscal Year 2005-06. The outyear values of the revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. In addition to these changes, revenues were projected to decrease from the 2003-04 Executive Budget forecast by $462 million in Fiscal Year 2003-04, primarily due to the impact of 2002-03 actuals on the past fiscal year, and the April 2003 income tax settlement. The net revenue change since the 2003-04 Executive Budget was therefore approximately $1.4 billion. Not counted within these revenue totals are certain other revenue measures adopted by the Legislature that DOB considers to be speculative. Examples include receipts from video lottery terminals ("VLTs") at racetracks, collection of cigarette and motor fuel taxes on Indian reservations, and use tax collections.

           General Fund spending was projected to increase from the 2003-04 Executive Budget by a net $2.3 billion in Fiscal Year 2003-04, $4.5 billion in Fiscal Year 2004-05 and $4.2 billion in Fiscal Year 2005-06. This spending increase reflected net Legislative restorations and additions to the 2003-04 Executive Budget, including the denial of the Governor's pension reform proposals included in the 2003-04 Executive Budget ($434 million in 2004-05 and $197 million in 2005-06, after deferring required Fiscal Year 2003-04 payments with interest to 2005-06). It also reflected increased outyear costs resulting from the school aid database update ($184 million in 2004-05 and $60 million in 2005-06). In addition, the net spending changes included costs DOB projects but which the Legislature believed may not occur. Examples include a $200 million lump sum appropriation for member items which DOB valued at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes were not fully attainable; and higher costs associated with shelter allowances for welfare recipients.

           General Fund Revenue Actions. Revenue actions included with the 2003-04 Budget included: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4% to 4.25% ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for sports utility vehicles; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the 2003-04 Budget included over $2.4 billion in revenue actions including those contained in the 2003-04 Executive Budget.

           As part of the 2003-04 Budget, the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the 1998 Tobacco Master Settlement Agreement (the "MSA") and a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale. The 2003-04 Budget assumed net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in the past fiscal year and $400 million in Fiscal Year 2004-05; these amounts are reflected as miscellaneous receipts in the 2003-04 Budget.

           Fiscal 2003-04 Year-End Results. DOB estimates that the State ended Fiscal Year 2003-04, on March 31, 2004, with a General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion. The General Fund ended the fiscal year with a balance of $1.1 billion, which included $794 million in the Tax Stabilization Reserve Fund (after an $84 million deposit at the close of Fiscal Year 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). On an All Governmental Funds basis, receipts totaled $99.0 billion in Fiscal Year 2003-04, including $37.3 billion in Federal grants. Spending from All Governmental Funds totaled $97.3 billion. Total year-end balances were $2.9 billion, and were held principally in the General Fund and in other State funds.

           General Fund results in Fiscal Year 2003-04 were $69 million better than the initial DOB estimates, after excluding the impact of Federal aid. The temporary Federal aid produced $1.2 billion in General Fund relief during Fiscal Year 2003-04, which eliminated the initial projected $912 million imbalance. New York's share of the national aid package consisted of a revenue sharing grant worth $645 million and a temporary 2.95% increase in the Federal matching rate that produced $506 million in General Fund savings.

           Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in Fiscal Year 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State's social services programs to a greater extent than anticipated in the 2003-04 Budget. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

           The State ended Fiscal Year 2003-04 with a State Funds cash balance of $2.6 billion. In addition to the $1.1 billion General Fund balance, the special revenue funds had a closing balance of $1.7 billion and the debt service funds had a closing balance of $175 million, partially offset by a negative balance in the capital projects funds of $336 million. State Funds receipts totaled $62.2 billion in Fiscal Year 2003-04, a decrease of $235 million from the prior estimates. The variance was primarily the result of lower-than-expected collections from miscellaneous receipts partially offset by higher-than-expected receipts from taxes. Actual State Funds disbursements totaled $61.3 billion in Fiscal Year 2003-04, a decrease of $791 million from prior estimates. The variance was largely related to lower capital spending when projects were impacted by inclement weather and a delay in the start of the 2003 construction season.

           The State ended Fiscal Year 2003-04 with an All Funds cash balance of $2.9 billion. In addition to the $2.6 billion State Funds balance, the Federal Funds had a closing balance of $321 million, which partly reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). All Funds receipts for Fiscal Year 2003-04 totaled $99 billion, a decrease of $75 million from previous estimates. The variance was primarily the result of lower-than-expected collections from miscellaneous receipts partially offset by higher-than-expected receipts from taxes and Federal grants. All Funds disbursements for Fiscal Year 2003-04 totaled $97.3 billion, a decrease of $977 million from previous estimates. The decline in State Funds spending of $791 million, combined with a decline in Federal Funds spending of $186 million, account for the variance.

Proposed 2004-05 Executive Budget

           Summary. The 2004-05 Executive Budget proposed by the Governor (the "Executive Budget") projects that a strengthening economic recovery will produce a return to above-average rates of growth in tax revenues, reflecting overall tax receipt growth of 7.8%. Reforms were proposed to hold spending in line with available resources, particularly in Medicaid and pensions. State agency operations were planned to be made more efficient, in part through the expansion of operational "hosting" by one agency of administrative functions for multiple agencies. The State workforce was expected to remain level at roughly 187,900. Revenue proposals focused on maximization of Federal resources, closing tax loopholes and ensuring that fees adequately fund the activities they support. Rainy day reserves were increased, and modest but important targeted investments were recommended in economic development, including tax cuts.

           The Executive Budget also included funding in response to the Court of Appeals ruling requiring the State to implement reforms to ensure all children have the opportunity for a sound basic education ("SBE"). The Executive Budget included efforts to fund SBE costs by reserving all proceeds from VLTs and providing additional General Fund support of $100 million to New York City for this purpose. VLT proceeds from facilities now being developed and new ones proposed with the Executive Budget are projected at $325 million in the 2004-05 school year growing to $2 billion annually over the next five years.

           The Executive Budget was projected to have a positive $1.4 billion impact on local governments, and lower the local property tax burden over a multi-year period. Recommendations this year would contain the growth in local property taxes through a proposed multi-year takeover of Medicaid long-term care costs, reforms in pensions and health care that lower costs for both the State and its localities, and a cap on school district spending increases. In addition, a comprehensive mandate relief package was proposed to assist local governments. The Executive Budget also contained a maximum $84 million deposit to the rainy day fund, the eighth such deposit made in the last nine years. The last several years have clearly demonstrated that adequate reserve levels are critical if the State is to withstand economic downturns without draconian local assistance budget cuts or massive layoffs.

           Sources of the 2004-05 Budget Gap. Prior to the announcement of the Executive Budget, the State faced potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The $5.1 billion gap stated in the Executive Budget was at the lower end of the projected range due to modestly improved economic conditions and the expectation of continued increases in financial services incomes.

           At the time the Executive Budget was released, underlying receipts growth in Fiscal Year 2004-05, adjusted to exclude the impact of tax law changes, was projected to increase by roughly $2.8 billion (7%) over Fiscal Year 2003-04. The underlying receipts growth projections were also offset by the loss of tobacco securitization proceeds which were used, as planned, to provide $3.8 billion of resources in Fiscal Year 2003-04 and $400 million in Fiscal Year 2004-05, resulting in a net decrease of $3.4 billion. A one-time Federal revenue sharing grant of $645 million provided by the Federal economic stimulus package is not available next year. In addition, increasing debt service costs reduce the amount of available General Fund taxes, including costs for the State Personal Income Tax Revenue Bond Program and the LGAC.

           At the time the Executive Budget was released, annual spending was projected to grow by $3.1 billion, driven mainly by higher costs for employee pensions (up 137%) and Medicaid, primarily to support current service levels and the inability to achieve proposed cost containment actions in the current budget, as well as for mental hygiene, higher education and welfare. Also, one-time actions that reduced General Fund spending in the current budget are not available in Fiscal Year 2004-05, including a temporary increase in the Federal match rate for Medicaid, the use of Federal Temporary Assistance for Needy Families ("TANF") for welfare-related spending, and Medicaid and Tuition Assistance Program payment rolls that drive higher 2004-05 costs. Spending for debt service and employee health insurance also was projected to increase as a result of programmatic and inflationary pressures. These cost increases are partially offset by the 2002-03 payment deferrals.

           2004-05 Gap-Closing Plan. The Executive Budget projected closing the $5.1 billion General Fund budget gap with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion and $3.5 billion in Fiscal Years 2005-06 and 2006-07, respectively, were intended to reduce the outyear gaps to more manageable levels of $2.9 billion and $4.3 billion in Fiscal Years 2005-06 and 2006-07, respectively.

           Recommendations to restrain spending in the General Fund totaled $2.59 billion and included a combination of program restructuring and the use of alternate funding sources, resulting in estimated savings of approximately $1.7 billion. All other spending actions totaled $595 million including recommended efficiencies in State agency operations and restraint in local assistance spending and transportation costs offset by General Fund spending increases for additional General Fund school aid support to New York City ($70 million) to supplement VLT reserves for SBE and initial costs for the proposed multi-year State takeover of local Medicaid costs for long-term care services ($24 million).

           Revenue proposals were expected to raise $972 million in Fiscal Year 2004-05 and included the provision of four sales tax free weeks instead of a permanent exemption on clothing and footwear ($400 million) and reimposition of an assessment on hospital and home care revenues and an increase to the existing reimbursable nursing home revenue assessment to support health care programs ($323 million). The Executive Budget also included a total of $1.51 billion in nonrecurring actions.

The 2004-05 Enacted Budget Financial Plan

           The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the General Fund, which is the principal operating fund of the State, and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.

           Adoption of Fiscal 2004-05 Budget. As of the start of Fiscal Year 2004-05, the State had not yet adopted a final budget for the current fiscal year. On March 31, 2004, the Legislature appropriated funding for all State-supported, contingent contractual and certain other debt service obligations for the current fiscal year. On August 11, 2004, the Legislature completed action on the remaining appropriations and legislation constituting the budget for Fiscal Year 2004-05 (the "2004-05 Budget"). The Governor vetoed portions of the 2004-05 Budget, and the Legislature has until December 31, 2004 to take action in response to those vetoes. DOB estimates that, in comparison to the Executive Budget, the 2004-05 Budget identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving approximate gaps of $600-700 million, $6 billion and $8 billion, in Fiscal Years 2004-05, 2005-06 and 2006-07, respectively. The Governor's vetoes are projected to lower each Fiscal Year's budget gap by approximately $235 million.

           Fiscal Management Plan. DOB, in cooperation with State agencies, expects to develop a fiscal management plan (a "FMP") that is intended to balance the 2004-05 Budget and reduce the outyear gaps by reducing State operations costs, curtailing non-essential spending and identifying other cost containment opportunities. Elements of the FMP are expected to include: (i) Statewide austerity measures to limit discretionary spending and restrict other non-essential capital spending; (ii) eliminating, consolidating and streamlining State agencies and services; (iii) increasing Federal assistance; and (iv) developing plans for future cost containment proposals. The FMP is currently scheduled to be released at the end of October 2004.

           Subsequent Revisions to the Executive Budget. At this time, DOB expects that Fiscal Year 2003-04 results will have only a modest impact on the 2004-05 Financial Plan. The 2004-05 Financial Plan already used $261 million of the anticipated $308 million surplus to help stay balanced. Spending of $362 million for legislative member items budgeted in Fiscal Year 2003-04 but now expected to be spent in later fiscal years also has no effect on overall 2004-05 Financial Plan balance, as the resources to finance the spending have already been, or are planned to be, set aside. DOB expects other timing-related spending in Fiscal Year 2004-05 to have no net impact on budget balance.

           In the 2004-05 Budget, DOB projections include General Fund additions above the levels projected in the Executive Budget by $1.3 billion, $2.4 billion and $2.5 billion in Fiscal Years 2004-05, 2005-06 and 2006-07, respectively. The 2004-05 Budget also reflects several new costs incurred since the Executive Budget was proposed. These new costs total $280 million, $650 million and $823 million for Fiscal Years 2004-05, 2005-06 and 2006-07, respectively. Most of the additional costs will be incurred in connection with State collective bargaining and pensions payments. DOB projects that All Funds spending will total $101.2 billion in Fiscal Year 2004-05, an increase of $3.9 billion (4%) above Fiscal Year 2003-04 results. Adjustment for certain deferrals results in All Fund spending increases of $5.8 billion (6.1%) over Fiscal Year 2003-04 results.

           Receipts Outlook. All Governmental Funds receipts were $99 billion in Fiscal Year 2003-04, a decrease of 1.0% from budget estimates. After adjusting for the changes in the Tax Stabilization Fund reserves, receipts were $339 million, or 0.8% higher than the 2003-04 Budget. General Fund receipts were $42.33 billion in Fiscal Year 2003-04, exceeding the original 2003-04 Budget estimates by $587 million (1.4%) due to the collection of $400 million from the sale of tobacco bonds, receipt of additional Federal aid and a net increase in tax, transfer and miscellaneous other receipts.

           All Governmental Funds receipts are projected to reach $100.1 billion in Fiscal Year 2004-05, an increase of $1.1 billion (1.1%) from Fiscal Year 2003-04. The net increase is due to the one-time nature of tobacco securitization and federal revenue sharing received in Fiscal Year 2003-04 offset by expected improvements in economic conditions that will increase tax receipts significantly, and by revenue actions taken with the 2003-04 budget. General Fund receipts are projected to reach $42.7 billion in Fiscal Year 2004-05, an increase of $328 million (0.8%) from Fiscal Year 2003-04. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal Revenue sharing grants, which were received in Fiscal Year 2003-04, but will not recur in Fiscal Year 2004-05. Overall, improved economic performance and a resurgence in financial service sector compensation are also expected to increase 2004-05 receipts.

           Receipts in the 2004-05 Budget exceed the level recommended in the Executive Budget by $809 million in the General Fund, $11 million in the State Funds and $597 million in All Funds.

           Personal Income Tax. The net receipts in Fiscal Year 2003-04 were $24.05 billion, approximately equal to estimates in the 2003-04 Budget. Personal income tax General Fund receipts for Fiscal Year 2003-04 were $15.77 billion, a decrease of $111 million (0.7%) from 2003-04 Budget estimates.

           Net receipts for Fiscal Year 2004-05 were projected in the Executive Budget to reach $27.46 billion, an increase of $3.38 billion (14.0%) from 2003-04 due largely to three factors: an increase in underlying liability growth associated with improved economic conditions; the temporary three-year tax increase enacted in 2003; and a $1.27 billion higher contribution from the Refund Reserve account. Personal income tax General Fund receipts under the 2004-05 Budget (net of the Refund Reserve transaction) are projected to increase by $2.7 billion (17.2%) from Fiscal Year 2003-04 General Fund receipts, which is $11 million less than projected in the Executive Budget.

           User Taxes and Fees. All Governmental Funds user taxes and fees receipts for Fiscal Year 2003-04 were $11.22 billion, an increase of $1.12 billion (10.3%) from 2002-03. The sales and use tax increased an estimated $1.03 billion (11.7%) from 2002-03. The remainder of this category declined by an estimated $15 million (0.7%) for Fiscal Year 2003-04, due mainly to declines in taxable cigarette consumption. General Fund user taxes and fees net receipts were $7.98 billion, an increase of $916 million (13.0%) from Fiscal Year 2002-03. The General Fund sales and use tax increased an estimated $850 million (13.4%) from Fiscal Year 2002-03 and the other user taxes and fees declined by an estimated $16 million (2.2%).

           In the Executive Budget, All Funds user taxes and fees net receipts for Fiscal Year 2004-05 were projected to reach $12.48 billion, an increase of $667 million (5.7%) from Fiscal Year 2003-04. The sales and use tax was projected to increase $662 million (6.8%) due largely to increases in employment, income and overall consumption, which expanded the estimated taxable base. The other user taxes and fees were projected to increase $5 million (0.2%). General Fund user taxes and fees net receipts for Fiscal Year 2004-05 were projected to reach $8.34 billion, an increase of $443 million (5.6%) from Fiscal Year 2003-04. The sales and use tax was projected to increase $488 million (6.8%) from Fiscal Year 2003-04. The other user taxes and fees were projected to decrease $44 million (6.2%) from Fiscal Year 2003-04, due mainly to the increased dedication of motor vehicle fee receipts to transportation funds. Under the 2004-05 Budget, such user taxes and fees are projected to total $8.7 billion in General Fund receipts, an increase of $700 million from the General Fund receipts for Fiscal Year 2003-04.

           Business Taxes. All Governmental Funds business tax receipts were $5.01 billion in Fiscal Year 2003-04, a decrease of $45 million (0.9%) over 2003-04 Budget projections. General Fund business tax receipts in Fiscal Year 2003-04 were $3.41 billion, or $85 million (2.4%) less than 2003-04 Budget estimates.

           At the time of the Executive Budget, All Governmental Funds business tax receipts in Fiscal Year 2004-05 were expected to be $5.39 billion, or $411 million (8.3%) above Fiscal Year 2003-04. This was primarily because of the anticipated increase in insurance tax receipts associated with continued premium growth and the expectation of strengthening corporate and bank profitability. General Fund business tax receipts in Fiscal Year 2004-05 were projected to be $3.74 billion, or $344 million (10.1%) over Fiscal Year 2003-04. This was due primarily to tax law changes enacted in Fiscal Year 2003-04 relating to intangible income and the de-coupling from certain Federal tax provisions, and the expectation of strengthening corporate and bank profits. As of the adoption of the 2004-05 Budget, General Fund receipts for business taxes for the current fiscal year are projected to total $3.7 billion, an increase of $301 million (8.8%) over the prior fiscal year. This reflects an upwards revision of $5 million from the Executive Budget projection.

           Other Taxes. All Funds other taxes, which include estate, pari-mutuel, gift, real property gains, real estate transfer, and racing admissions/boxing and wrestling exhibition taxes, were $1.28 billion in Fiscal Year 2003-04, an increase of $102 million (8.7%) over 2003-04 Budget estimates. The increase is primarily caused by the real estate transfer tax. General Fund other taxes were $768 million in Fiscal Year 2003-04, a decrease of $2 million (0.3%) below 2003-04 Budget estimates.

           The Executive Budget estimate for All Funds other taxes in Fiscal Year 2004-05 is $1.22 billion, which is $11 million (0.9%) below Fiscal Year 2003-04. The decline is the result of a projected decrease in estate tax collections of $22 million partially offset by a projected increase in real estate transfer tax receipts of $11 million. The estimate for General Fund other taxes in 2004-05 is $762 million, which is $22 million (2.8%) below Fiscal Year 2003-04. Both estimates reflect an anticipated leveling off of market equity values. Under the 2004-05 Budget, other tax receipts in the General Fund are projected to total $764 million, which is $4 million below the prior fiscal year's receipts, but $2 million above the estimate in the Executive Budget.

           Miscellaneous Receipts. All Governmental Funds miscellaneous receipts for Fiscal Year 2003-04 were $19.42 billion, a decrease of $189 million from 2003-04 Budget estimates. General Fund miscellaneous receipts for Fiscal Year 2003-04 were $5.9 billion, a difference of $357 million from 2003-04 Budget estimates (6.4%), which results from the acceleration of $400 million of tobacco securitization proceeds.

           All Governmental Funds miscellaneous receipts for Fiscal Year 2004-05, as estimated in the Executive Budget, are projected to reach $16.64 billion, a decrease of $3.10 billion (15.7%) from Fiscal Year 2003-04. Miscellaneous receipts in State Funds are projected at $16.52 billion in 2004-05, a decline of $3.10 billion (15.88%) from the current year. Growth in other State funds includes higher receipts in lottery for anticipated VLT proceeds ($240 million), increased provider assessments reflecting the proposed assessments on nursing home, hospital and home care revenues ($258 million), and additional financing of health care costs ($279 million). General Fund miscellaneous receipts are projected to total $2.09 billion in 2004-05, a decrease of $3.88 billion (65%) from the current fiscal year. Under the 2004-05 Budget, miscellaneous receipts are expected to be approximately $2.4 billion, a decrease of $3.5 billion from Fiscal Year 2003-04 results. After adjusting for the tobacco securitization proceeds described above ($4.2 million), the annual increase is projected to be $721 million.

           Federal Grants. All Governmental Funds Federal grants for Fiscal Year 2003-04 were $37.31 billion, an increase of $3.9 billion from 2003-04 Budget estimates. Federal Grants in the General Fund were $645 million in Fiscal Year 2003-04. The 2003-04 Budget did not anticipate this extraordinary aid.

           All Governmental Funds Federal grants for 2004-05 are projected to reach $36.27 billion, a decrease of $922 million (2.5%) from Fiscal Year 2003-04. This decrease reflects primarily the General Fund decrease of $645 million from the current fiscal year, augmented by the decrease in World Trade Center pass-through costs ($200 million). Federal Grants in State Funds are projected at $12 million, a decline of $633 million (96.3%) from the current year. There are no projected Federal Grants in 2004-05 in the General Fund, a decrease of $645 million from the previous fiscal year, but the State's special reserve funds are expected to receive Federal Grants of approximately $35 billion, a decrease of $149 million from Fiscal Year 2003-04 results and an increase of $547 million from the Executive Budget.

           Disbursements Outlook. DOB projects General Fund disbursements will total $43 billion in Fiscal Year 2004-05, an increase of $974 million (2.3%) over Fiscal Year 2003-04. State Funds and All Government Funds disbursements are projected to reach $64.3 billion (a 4.8% increase over the prior fiscal year) and $101.2 billion (a 4% increase over the prior fiscal year) in Fiscal Year 2004-05. Estimated disbursements in the 2004-05 Budget exceed the levels recommended in the Executive Budget by $1.1 billion in the General Fund, $790 million in State Funds and $1.4 billion in All Funds. The largest areas of All Government Funds disbursement charges since the Executive Budget are in the areas of Medicaid ($583 million), school aid/STAR ($671 million), all other educational programs ($171 million) and higher education ($224 million).

           Medicaid. Medicaid, the single most expensive program budgeted in New York State, finances health care for low-income individuals, long-term care for the elderly, and services for disabled individuals, primarily through payments to health care providers. New York's Medicaid program is financed jointly by the Federal government, the State, and counties. Under the Executive Budget, total Medicaid financing from all sources was projected to reach $42.7 billion in Fiscal Year 2004-05, consisting of $21.9 billion in Federal support, $13.8 billion in State funding, and $7.0 billion in local government financing. The Executive Budget did not include the local government share of Medicaid funding, but included the entire Federal share of the program.

           The total Medicaid caseload is projected at 3.7 million in Fiscal Year 2004-05, an increase of 5% from the current fiscal year. Other changes primarily include a "tobacco guarantee" payment to replace the loss of revenue from the securitization of tobacco proceeds ($118 million) and the loss of the federal matching rate which will result in higher General Fund costs ($390 million) and lower spending from Federal Funds ($584 million). The Executive Budget included higher General Fund costs for the proposed multi year State takeover of local Medicaid costs of long-term care services ($24 million) and a revision to the 1993 wage equalization factor used in the calculation of nursing home reimbursement rates ($19 million). The Executive Budget proposed a restoration of a 0.7% assessment on hospital and home care revenues and restoring the nursing home reimbursable assessment from 5.0% to 6.0% of revenues in order to finance State Medicaid spending. Total recommended actions reduced General Fund costs by $170 million and Federal Funds spending by $256 million.

           School Aid. School aid, the single largest program financed by the General Fund and State Funds, helps support elementary and secondary education provided to New York pupils enrolled in 680 school districts throughout the State. State funding is provided to districts based on aid formulas governed by statute and through reimbursement for various categorical programs. On a school year basis (July 1 through June 30), support for general school aid is recommended at $14.6 billion, an increase of $147 million (1%) over the current school year. In addition to $14.6 billion for general school aid, the Executive Budget set aside all revenues from VLTs to support SBE requirements. Based upon VLT facilities now being developed and new ones proposed with the Executive Budget, receipts are projected at $325 million in the 2004-05 school year, growing to $2 billion annually over the next five years. To supplement the VLT revenues, New York City will also receive a separate $100 million SBE matching grant ($70 million on a State fiscal year basis) as part of its general school aid. General Fund spending in 2004-05 is projected at $12.53 billion on a State fiscal year basis.

           The State Lottery Fund contribution was projected at $1.95 billion, an increase of $110 million in additional lottery revenues, including $43 million associated with proposed enhancements to the Quick Draw program. In addition, $240 million is reserved from VLT revenues ($325 million on a school year basis) to support SBE reforms. In addition to the school year totals referenced above, Federal Funds also provide $2.89 billion in education funding to school districts in Fiscal Year 2004-05.

           Welfare. Welfare programs provide a wide range of benefits to poor families including cash assistance grants, child welfare services, tax credits for eligible low-income workers, and services that assist welfare recipients in securing and retaining employment. Funding is also provided for local administration of welfare programs. Total welfare spending was projected to be approximately $8.2 billion in Fiscal Year 2004-05, compared to approximately $8.1 billion in the current year. Total welfare caseload was estimated at 653,041 in Fiscal Year 2004-05, an increase of 36,201 from the current fiscal year. Federal assistance consists of funds provided through the TANF block grant. Additional General Fund costs from caseload and expenditure growth reflect a projected 4.7% increase in the family caseload, a 10% increase in the single adult/childless couples caseload, and 3% growth in expenditures per person. Federal funding for welfare is a fixed amount provided through a TANF block grant and does not increase or decrease based on changes in caseload or State expenditures.

           2004-05 General Fund increases resulting from the loss of TANF in Fiscal Year 2003-04 ($322 million), include the one-time delay in the transfer of TANF funds to the Child Care Block Grant and the availability of one-time unprogrammed TANF initiative funding. The $70 million decrease in Federal Funds primarily reflects this reduced Federal funding available to support TANF-funded initiatives. Additional General Fund costs reflect increased funding for welfare employment and other initiatives ($63 million) and the use of one-time administration credits in Fiscal Year 2003-04 ($56 million), which are partially offset by the annualization of the reduction in local administrative reimbursement enacted in Fiscal Year 2003-04 ($45 million).

           Office of Children and Family Services. The Office of Children and Family Services ("OCFS") provides child welfare services including foster care, adoption, child protective services and childcare. Total State spending for Fiscal Year 2004-05 was estimated to be approximately $5.7 billion with an additional $1.7 billion in Federal aid. A projected net decrease in Fiscal Year 2004-05 All Funds spending is attributable primarily to a reduction of the Federal TANF for Child Care and Title XX program support ($150 million), partially offset by growth in State child welfare costs for preventive services, child protective services, and adoption subsidies supported by the General Fund ($48 million) and other State support ($14 million). In the General Fund, the impact of the reduced TANF to Title XX transfer produces increased child welfare spending by $58 million.

           Mental Hygiene. Fiscal 2004-05 disbursements were forecasted in the Executive Budget to be approximately $10.4 billion, with an additional $2.5 billion in Federal funds. The State mental health agencies collectively provide a wide array of services to special needs populations. Services are administered to individuals with mental illnesses, developmental disabilities and/or chemical dependencies through institutional and community-based settings. Many of these services are partially financed with State and Federal Medicaid dollars.

           Estimated annual General Fund growth of $299 million is attributable primarily to increased State Operations costs including payment of an "extra" institutional facilities payroll ($95 million), local services and program enhancements and a reduction in available patient care revenues, primarily as a result of nonrecurring debt management actions ($69 million) and the expiration of the temporary 15- month increase in the Federal Medicaid matching rate ($40 million) used to support State Operations costs in the General Fund. Absent proposed budget actions, mental hygiene agencies would have otherwise experienced roughly double the projected General Fund growth of $299 million in Fiscal Year 2004-05.

           Higher Education. Under the Executive Budget, Fiscal Year 2004-05 disbursements were forecasted to be approximately $15.6 billion, with an additional $128 million in Federal funds and approximately $3.7 billion from other State sources. Higher education includes operational and administrative costs for the State University of New York ("SUNY") and City University of New York ("CUNY") and the Higher Education Services Corporation, which is responsible for administering grant awards to income eligible students. General Fund costs increased by $104 million in 2004-05 as a result of legislative actions in the 2003-04 Budget that deferred grant award costs into 2004-05. The Executive Budget also provided funding for higher costs at SUNY and CUNY for salaries and fringe benefits, community college enrollment growth, inflationary increases and growth in the number of grant recipients.

           Debt Service. Fiscal Year 2004-05 disbursements were forecasted to be approximately $9.7 billion, with an additional $2.1 billion from other State sources. This spending is projected to be $472 million (17.2%) more than the Fiscal Year 2003-04 disbursements. Debt Service Funds are the conduits through which the State pays debt service on all State supported bonds, including general obligation bonds for which the State is constitutionally obligated to pay debt service and bonds issued by State public authorities for which the State is contractually obligated to pay debt service subject to an appropriation. Debt service is paid by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

           As estimated by the Executive Budget, the growth in the General Fund disbursements is the result of increases in net debt service payments to support capital projects for Corrections ($86 million), SUNY Educational Facilities ($71 million), CUNY ($68 million), the MTA ($41 million) and the Housing Finance Authority ($26 million), offset by modest reductions in other programs. The increase in net debt service costs related to other State-supported funds is also attributable to SUNY dormitory facilities ($32 million), Mental Hygiene facilities ($93 million), transportation ($70 million), economic development ($58 million) and educational capital programs ($38 million).

           General State Charges. General State Charges ("GSCs") account for the costs of fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for taxes on public lands and litigation. The General Fund supports approximately 85% of GSCs spending. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance.

           Fiscal Year 2004-05 spending is forecasted to be approximately $12 billion. Higher projected contributions to the New York State and Local Retirement Systems are associated with prior year pension investment losses and the expansion of retiree benefits. Baseline projections from the State Comptroller show an employer pension contribution rate of 12.3% of payroll that would produce an annual State pension cost increase of $664 million (136.8%). The Executive Budget proposed a series of pension reforms that will moderate these costs and produce a total employer pension contribution of $669 million, an annual increase of $184 million (37.9%). Providing health insurance to State employees and retirees is projected to total $2.05 billion in 2004-05, an increase of $255 million. This is attributable primarily to underlying growth of 13% in premium costs to cover the rising expense and utilization of employee health care, including escalating prescription drug costs.

           Other Expenses. In addition to the programs described above, the Executive Budget included funding for Economic Development, Parks, the Environment, Public Health, Education, Public Protection, General Government, the Judiciary, and various other programs.

           All other State Funds spending was projected to increase $685 million over the previous fiscal year. Growth in other State-supported spending included economic development capital projects ($320 million), capital projects related to the E-911 program ($100 million), increased taxpayer participation and tax levy growth in STAR ($163 million), spending from the Indigent Legal Services Fund ($31 million), and inflationary increases and higher enrollment in the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($73 million).

           All Governmental Funds spending for these programs was projected to increase by $1.10 billion from Fiscal Year 2003-04. This increase includes State Funds spending growth of $685 million and higher Federal spending of $416 million for, among other things, transportation-related capital projects ($172 million), implementation of the Help America Vote Act of 2002 ($142 million), and reimbursement for World Trade Center costs ($200 million).

General Fund Outyear Projections

           At the beginning of Fiscal Year 2004-05, the State faced potential budget gaps of $6.7 billion and $7.8 billion in Fiscal Years 2005-06 and 2006-07, respectively. The recurring savings in the 2004-05 Proposed Budget were projected to reduce the gaps to $2.9 billion and $4.4 billion, respectively.

           Compared to those projections, the General Fund budget gaps for Fiscal Years 2005-06 and 2006-07 have increased under the 2004-05 Budget, and now are estimated at roughly $5-6 billion in Fiscal Year 2005-06 and roughly $7-8 billion in Fiscal Year 2006-07. The revised estimates reflect the Legislature's revisions to the 2004-05 Budget, new costs, the value of gubernatorial vetoes, and expected savings resulting from a FMP that will be implemented in the current fiscal year. If the Fiscal Year 2005-06 budget gap were closed entirely with recurring actions, the Fiscal Year 2006-07 gap would be reduced to $1.6 billion.

           Outyear Receipts. Receipts in Fiscal Year 2005-06 are projected to decrease by $912 million from the current year. Underlying revenue growth of $2.2 billion is expected to be offset by decreases attributable to the loss of several one-time revenues totaling approximately $1.18 billion. In addition, revenues decline due to the phase-out of the personal income tax surcharge and a ..25% increase in sales tax ($621 million), the change in the clothing exemption ($429 million), the final use of the tobacco securitization proceeds ($400 million) and transfers for the Revenue Bond Tax Fund for increasing debt service costs and local property tax relief ($333 million).

           Outyear Disbursements. Spending is projected to increase by $4.8 billion in Fiscal Year 2005-06. The growth is primarily attributable to the loss of one-time savings, and growth in Medicaid, school aid, social services, higher education, mental hygiene, and employee benefits. The use of nonrecurring actions in Fiscal Year 2004-05 is expected to add roughly $883 million in costs in Fiscal Year 2005-06, as resources to lower spending are no longer available.

State Indebtedness

           General. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

           Limitations on State-Supported Debt.

           Debt Reform Act of 2000. The Debt Reform Act of 2000 (the "Act") is intended to improve the State's borrowing practices, and it applies to all new State-supported debt issued on and after April 1, 2000. It also imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital projects and established a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01, and will gradually increase until it is fully phased-in at 4.0% in 2010-11. Similarly, the cap on covered debt service costs began at 0.75% of total State funds receipts in 2000-01, and will gradually increase to 5.0% in 2013-14.

           As of the most recent calculations in October 2003, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 1.21% of personal income and debt service on such debt at 0.53% of total State receipts, compared to the caps of 1.25% each. DOB expects that debt outstanding and debt service costs for Fiscal Years 2003-04 and 2004-05 will also be within the statutory caps.

           Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2004, State-supported debt in the amount of $40.3 billion was outstanding, resulting in a variable rate exposure cap of approximately $6 billion and an interest rate exchange agreement cap of approximately $6 billion. As of March 31, 2004, there was approximately $1.9 billion, or 4.7% of total debt outstanding, in outstanding debt instruments resulting in net variable rate exposure. In addition, five authorized issuers entered into a total notional amount of $5.5 billion in interest rate exchange agreements, with a mark-to-market value of about $132 million. Both amounts are less than the statutorily cap of 15%. DOB expects that the amount of interest rate exchange agreements and net variable rate obligations will remain within the statutorily imposed limits.

           State-Supported Debt.

           General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. The amount of general obligation bonds issued in Fiscal Year 2002-03 (excluding refunding bonds) was $244 million. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2004, the total amount of general obligation debt authorized was $14.535 billion, of which approximately $3.8 billion was outstanding. The State currently plans to issue $150 million in general obligation bonds in Fiscal Year 2004-05.

           Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2004, the State had authorized over $50 billion in total financing arrangements, of which approximately $40.3 billion was outstanding.

           Debt Servicing. The Debt Reduction Reserve Fund (the "DRRF") was created in 1998 to set aside resources that could be used to reduce State-supported indebtedness either through the use of the DRRF as a pay-as-you-go financing source, reduce debt service costs or defease outstanding debt. In 1998-99, $50 million was initially deposited in the DRRF. Additional deposits to the DRRF included $250 million in 1999-2000, $500 million in 2000-01, $250 million in 2001-02 and $53 million in Fiscal Year 2003-04. The State does not expect to make additional deposits to the DRRF in the current fiscal year.

           2004-05 Borrowing Plan. The State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the " 2004-05 Plan") with the annual budget proposed by the Governor. The proposed 2004-05 through 2008-09 Plan was released with the 2004-05 Proposed Budget, and was updated with that budget on February 14, 2004.

           The 2004-05 Plan projects issuance of $150 million in general obligation bonds; $877 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $209 million in Mental Health Facilities Improvement Revenue Bonds; $77 million in SUNY Dormitory Facilities Revenue Bonds; $7 million in Department of Housing Revenue Bonds; and $1.9 billion in State Personal Income Tax Revenue Bonds.

Litigation

           General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in Fiscal Year 2004-05 or thereafter.

           Adverse developments in the proceedings could affect the ability of the State to maintain a balanced 2004-05 budget. The State believes that any 2004-05 budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during Fiscal Year 2004-05. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2004-05 budget resources available for the payment of judgments.

           State Finance Policies. In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of State law which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield, from a not-for-profit corporation to a for-profit corporation. The State and private defendants have separately moved to dismiss the complaint. By decision dated February 28, 2003, the trial court granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. On October 1, 2003, the court denied defendants' motion (except as to certain individually named persons). In May 2004, the defendants' appeal was denied by the Appellate Division, and the defendants have appealed to the Court of Appeals.

           Line Item Veto. In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature. By order dated June 17, 2002, the trial court granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. The Appellate Division affirmed this decision on December 11, 2003. Plaintiff has appealed to the Court of Appeals.

           Gaming. In Dalton, et al. v. Pataki, et al. and Karr, et al. v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of both the State and Federal constitutions, certain provisions of State law that authorize (1) the Governor to enter into tribal-State compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery (the "DOL") to license the operation of VLTs at certain race tracks in the State, and (3) the DOL to enter into a joint, multi-jurisdictional and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the challenged statutory provisions. On July 7, 2004, the Appellate Division upheld the constitutionality of all State actions, except the VLT licensing. All parties have appealed the order.

           Budget Process. In Pataki v. McCall, the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated the State Constitution because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and the Assembly.

           By decision and order dated November 7, 2001, the trial court grated the State Comptroller's motion to discuss this action as against the Comptroller, and the plaintiff appealed from that order. By decision and order dated January 17, 2002, the court granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills as a violation of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants appealed from the January 17, 2002 order to the Appellate Division, which affirmed the trial court's decision on April 22, 2004. Defendants have appealed to the Court of Appeals.

           Real Property Claims. In March 1985, in Oneida Indian Nation of New York, et al. v. County of Oneida, the Supreme Court affirmed a judgment holding that the Oneida Indians had a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. The Supreme Court also held that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

           In 1998, the U.S. intervened in the case, and in December 1998 both the U.S. and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant and to seek class certification for all individuals who currently purport to hold title within the disputed land area. On September 25, 2002, the court granted the motions to amend the complaints to add the State as a defendant and to assert monetary damages, but denied the motions to seek class certification and the remedy of ejectment. On March 29, 2002, the court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims as to liability, but such defenses may still be asserted with respect to monetary damages. The court also denied the State's motion to dismiss for failure to join indispensable parties.

           Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al. and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York, and Seneca Nation of Indians, et al v. State, et al., in the United States District Court for the Western District of New York.

           In the Cayuga Indian Nation of New York case, plaintiffs see monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

           In the Canadian St. Regis Bank of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence counties were illegally transferred from their predecessors-in-interest. On July 28, 2003, the court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss counterclaims. On October 20, 2003, the court denied the State's motion for a reconsideration of the July 28th decision regarding the State's counterclaims for contribution.

           In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their ownership claim of certain islands in the Niagara River and the New York State Thruway right of way where it crosses the Cattaraugus reservation in Erie and Chatauqua counties. On November 17, 1999, the court granted the State's motion to dismiss the portion of the action relating to the right of way and denied the State's motion to dismiss the Federal government's damage claims. On June 21, 2002, the court granted summary judgment on the remaining portion of the action related to the Niagara River, and judgment was entered dismissing all aspects of the action. Plaintiff has appealed the judgment, which was affirmed by the Second Circuit Court on September 9, 2004.

           School Aid. In Campaign for Fiscal Equity, Inc. et al. v. State, et al., plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates the State Constitution and the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards. This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State Constitutions and the federal Civil Rights Act. It reversed dismissal of the claims under the State Constitution and implementing regulations of The Civil Rights Act, and remanded these claims for trial.

           By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to the Civil Rights Act. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

           On June 26, 2003, the Court of Appeals reversed that portion of the June 25th decision of the appeals court relating to the constitutionality claim. The Court held that the weight of credible evidence supported the trial court's conclusion that City schoolchildren were not receiving the Constitutionally mandated opportunity for a sound basic education, and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide such sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision. On August 3, 2004, the trial court referred the case to a recommendation panel for guidance on the best manner to implement the Court of Appeals mandate.

           Medicaid. Several cases challenge provisions of State law which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

           In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the trial court partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with certain State Plan Amendments, but also dismissed petitioners' claims as to the Medicaid rates associated with other State Plan Amendments. The State has appealed from this decision.

           In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring, as unconstitutional, under both the State and United States Constitutions, amendments to the Health Care Workforce Recruitment & Retention Act of 2002, which impose a 6% assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. In light of this decision, the New York plaintiffs have discontinued their case.

           Tobacco Master Settlement Agreement. In Freedom Holdings Inc. et al. v. Spitzer et al., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the MSA that New York and many other states entered into with major tobacco manufacturers. The action alleged violations of the Commerce Clause, anti-trust violations and equal protection violations relating to the selective enforcement of State law on Native American reservations. The trial court granted the State's motion to dismiss for failure to state a cause of action. Plaintiffs appealed, and on January 6, 2004 the appellate court affirmed the dismissal of the Commerce Clause claim, reversed the dismissal of the anti-trust claim, and remanded the selective enforcement claim to the trial court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the validity of the MSA itself and are currently seeking preliminary injunctive relief.

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.

PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 29, 1995. Registrant's Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (1)(b) and (1)(c), respectively, to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed April 28, 1998.

(a)(2)	Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (a)(2) and (a)(3), respectively, to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000.

(b)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000.

(d)	Management Agreement is incorporated by reference to Exhibit (5) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed April 28, 1998.

(e)(1)	Distribution Agreement is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 28, 2001.

(e)(2)	Forms of Service Agreements are incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000.

(g)(1)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 29, 1995. Forms of Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, effective on February 25, 1994.

(g)(2)	Amendment to Custody Agreement and Foreign Custody Manager Agreement are incorporated by reference to Exhibit (g)(2) and (g)(3), respectively, to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed March 28, 2002.

(h)(1)	Shareholder Services Plans, with respect to Class A, is incorporated by reference to Exhibit (9)(a) to Post- Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed April 28, 1998. Shareholder Services Plan, with respect to Class B and Class X, is incorporated by reference to exhibit (h)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed April 30, 1999.

(h)(2)	Shareholder Services Plan, with respect to Class E.*

(i)	Opinion and Consent of Registrant's Counsel is incorporated by reference to Exhibit (10) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 29, 1995.

(j)	Consent of Independent Registered Public Accounting Firm.*

(m)(1)	Rule 12b-1 Distribution Plan, with respect to Class B is incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed March 29, 2004.

(m)(2)	Rule 12b-1 Distribution Plan, with respect to Class X is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed March 29, 2004.

(m)(3)	Rule 12b-1 Distribution Plan, with respect to Class E.*

(n)	Rule 18f-3 Plan.*

(p)	Code of Ethics adopted by Registrant, Registrant's Adviser and Registrant's Distributor is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed March 29, 2004.

__________

* To be filed by amendment.

Item 23.	Other Exhibits

(a)(1)	Power of Attorney of the Board members is incorporated by reference to Item 23 - Other Exhibits (a) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000.

(a)(2)	Power of Attorney of the Officers is incorporated by reference to Item 23 - Other Exhibits (a)(2) to the Registration Statement on Form N-1A, filed March 28, 2002.

(b)	Certificate of Assistant Secretary is incorporated by reference to Item 23 - Other Exhibits (b) to Post Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed March 28, 2001.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Reference is made to Article SEVENTH of the Registrant’s Articles of Incorporation incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed March 29, 1995 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant’s By-Laws, as amended, which are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 29, 2000 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference is also made to the Distribution Agreement, filed herewith as Exhibit (e).

Item 26.	Business and Other Connections of Investment Adviser

The Dreyfus Corporation (“Dreyfus”) and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisers, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                          Position Held               Dates
------------                       ----------------                          -------------               -----

Stephen R. Byers                   Lighthouse Growth Advisors LLC++          Member, Board of Managers   9/02 - Present
Director, Vice Chairman, and                                                 President
Chief Investment Officer                                                                                 9/02 - 11/02

                                   Dreyfus Service Corporation++             Senior Vice President       3/00 - Present

                                   Founders Asset Management,                Member, Board of Managers   6/02 - Present
                                   LLC****
                                   Dreyfus Investment Advisors,              Chief Investment Officer    2/02 - Present
                                   Inc. ++                                   Director                    2/02 - Present

Stephen E. Canter                  Mellon Financial Corporation+             Vice Chairman               6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                        Vice Chairman               6/01 - Present
Chief Operating Officer

                                   Standish Mellon Asset Management          Board Manager               7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*              Board Member                1/02 - 7/03

                                   Dreyfus Investment                        Chairman of the Board       1/97 - 2/02
                                   Advisors, Inc.++                          Director                    5/95 - 2/02
                                                                             President                   5/95 - 2/02

                                   Newton Management Limited                 Director                    2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+              Executive Committee         1/99 - 7/03
                                                                             Member

                                   Mellon Equity Associates, LLP+            Executive Committee         1/99 - Present
                                                                             Member

                                   Franklin Portfolio Associates,            Director                    2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*        Director                    2/99 - Present

                                   TBCAM Holdings, LLC*                      Director                    2/99 - Present

                                   Mellon Capital Management                 Director                    1/99 - Present
                                   Corporation***

                                   Founders Asset Management                 Member, Board of            12/97 - Present
                                   LLC****                                   Managers

                                   The Dreyfus Trust Company+++              Director                    6/95 - Present
                                                                             Chairman                    1/99 - Present
                                                                             President                   1/99 - Present
                                                                             Chief Executive Officer     1/99 - Present

J. Charles Cardona                 Dreyfus Investment Advisors,              Chairman of the Board       2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++              Director                    10/01 - Present

                                   Dreyfus Service Corporation++             Executive Vice President    2/97 - Present
                                                                             Director                    8/00 - Present

Steven G. Elliott                  Mellon Financial Corporation+             Director                    1/01 - Present
Director                                                                     Senior Vice Chairman        1/99 - Present

                                   Mellon Bank, N.A.+                        Director                    1/01 - Present
                                                                             Senior Vice Chairman        3/98 - Present

                                   Mellon EFT Services Corporation           Director                    10/98 - 6/02
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services                 Director                    1/96 - Present
                                   Corporation #1                            Vice President              1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Allomon Corporation                       Director                    12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Funding Corporation+               Director                    8/87 - Present

                                   Mellon Overseas Investments               Director                    4/88 - 7/02
                                   Corporation+

                                   Mellon Financial Markets, LLC+            Member                      12/99 - 3/02

                                   Mellon Ventures, Inc. +                   Director                    1/99 - Present

David F. Lamere                    Mellon Financial Corporation +            Vice Chairman               9/01 - Present
Director
                                   Wellington-Medford II Properties, Inc.    President and Director      2/99 - Present
                                   Medford, MA

                                   TBC Securities Co., Inc.                  President and Director      2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *                Chairman & CEO              1/99 - Present

                                   Boston Safe Deposit and Trust Company*    Chairman & CEO              1/99 - Present

                                   Newton Management Limited                 Director                    10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+             Executive Committee Member  8/98 - Present

                                   Mellon Bank, N.A. +                       Vice Chairman               9/01 - Present
                                                                             Exec. Management Group      8/01 - Present

                                   Mellon United National Bank               Director                    11/98 - Present
                                   2875 Northeast 191st Street,
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +             President                   3/99 - 12/02
                                                                             Director                    6/99 - 12/02

                                   Mellon Global Investing Corp.+            President                   1/00 - Present

Martin G. McGuinn                  Mellon Financial Corporation+             Chairman                    1/99 - Present
Director                                                                     Chief Executive Officer     1/99 - Present
                                                                             Director                    1/98 - Present

                                   Mellon Bank, N. A. +                      Chairman                    3/98 - Present
                                                                             Chief Executive Officer     3/98 - Present
                                                                             Director                    1/98 - Present

Michael G. Millard                 Lighthouse Growth Advisors LLC++          Member, Board of Managers   9/02 - Present
Director and President                                                       Vice President
                                                                                                         9/02 - 11/02

                                   Dreyfus Service Corporation++             Chairman of the Board       4/02 - Present
                                                                             Chief Executive Officer     4/02 - Present
                                                                             Director                    8/00 - Present
                                                                             Executive Vice President    8/00 - 5/02

                                   Dreyfus Service Organization, Inc.        Director                    4/02 - Present

                                   Dreyfus Insurance Agency of               Director                    4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management                 Member, Board of Managers   5/01 - Present
                                   LLC****
                                   Boston Safe Advisors, Inc. ++             Director                    10/01 - Present

                                   MBSC LLC++                                Manager, Board of Managers  3/03 - Present

Ronald P. O'Hanley                 Mellon Financial Corporation+             Vice Chairman               6/01 - Present
Vice Chairman
and Director
                                   Mellon Bank, N.A. +                       Vice Chairman               6/01 - Present

                                   Mellon Growth Advisors, LLC*              Board Member                1/02 - 7/03

                                   TBC General Partner, LLC*                 President                   7/03 - Present

                                   Standish Mellon Asset Management          Board Member                7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management          Board Member                7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*         Director                    12/00 - Present

                                   Franklin Portfolio Associates,            Director                    4/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                      Partner Representative      2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Buck Consultants, Inc.++                  Director                    7/97 - Present

                                   Newton Management Limited                 Executive Committee         10/98 - Present
                                   London, England                           Member
                                                                             Director                    10/98 - Present

                                   Mellon Global Investments Japan Ltd.      Non-Resident Director       11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                      Director                    1/98 - Present

                                   Fixed Income (MA) Trust*                  Trustee                     6/03 - Present

                                   Fixed Income (DE) Trust*                  Trustee                     6/03 - Present

                                   Pareto Partners                           Partner Representative      5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management                 Director                    2/97 - Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**             Director                    2/97 - 7/03

                                   Mellon Bond Associates, LLP+              Executive Committee Member  1/98 - 7/03
                                                                             Chairman
                                                                                                         1/98 - 7/03

                                   Mellon Equity Associates, LLP+            Executive Committee         1/98 - Present
                                                                             Member
                                                                             Chairman                    1/98 - Present

                                   Mellon Global Investing Corp.*            Director                    5/97 - Present
                                                                             Chairman                    5/97 - Present
                                                                             Chief Executive Officer     5/97 - Present

J. David Officer                   Dreyfus Service Corporation++             President                   3/00 - Present
Vice Chairman                                                                Director                    3/99 - Present
and Director
                                   MBSC, LLC++                               Manager, Board of           4/02 - Present
                                                                             Managers
                                                                             President                   4/02 - Present

                                   Boston Safe Advisors, Inc. ++             Director                    10/01 - Present

                                   Dreyfus Transfer, Inc. ++                 Chairman and Director       2/02 - Present

                                   Dreyfus Service Organization,             Director                    3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of               Director                    5/98 - Present
                                   Massachusetts, Inc.++

                                   Seven Six Seven Agency, Inc.++            Director                    10/98 - Present

                                   Mellon Residential Funding Corp. +        Director                    4/97 - Present

                                   Mellon Bank, N.A.+                        Executive Vice President    2/94 - Present

                                   Mellon United National Bank               Director                    3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Dreyfus Financial Services Corp. +        Director                    9/96 - 4/02
                                                                             Chairman                    6/99 - 4/02
                                                                             Chief Executive Officer     6/99 - 4/02

                                   Dreyfus Investment Services Company LLC+  Manager                     11/01 - 12/02
                                                                             Chairman                    11/01 - 12/02
                                                                             Chief Executive Officer     11/01 - 12/02

Richard W. Sabo                    Founders Asset Management                 President                   12/98 - Present
Director                           LLC****                                   Chief Executive Officer     12/98 - Present

Diane P. Durnin                    Seven Six Seven Agency, Inc. ++           Director                    4/02 - Present
Executive Vice President

Mark N. Jacobs                    Dreyfus Investment                        Director                    4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary
                                   The Dreyfus Trust Company+++              Director                    3/96 - Present

                                   The TruePenny Corporation++               President                   10/98 - Present
                                                                             Director                    3/96 - Present

Patrice M. Kozlowski               None
Senior Vice President -
Corporate
Communications

William H. Maresca                 Lighthouse Growth Advisors LLC++          Member, Board of Managers   9/02 - Present
Controller                                                                   Vice President and
                                                                             Treasurer                   9/02 - Present

                                   The Dreyfus Trust Company+++              Chief Financial Officer     3/99 - Present
                                                                             Treasurer                   9/98 - Present
                                                                             Director                    3/97 - Present

                                   Dreyfus Financial Services Corporation    Director                    3/02 - 4/02

                                   MBSC, LLC++                               Chief Financial Officer     4/02 - Present
                                                                             Manager, Board of Managers  4/02 - Present

                                   Boston Safe Advisors, Inc. ++             Chief Financial Officer     10/01 - Present
                                                                             and Director

                                   Dreyfus Service Corporation++             Chief Financial Officer     12/98 - Present
                                                                             Director                    8/00 - Present

                                   Dreyfus Consumer Credit                   Treasurer                   10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment                        Treasurer                   10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                     Vice President              10/98 - 2/03
                                   c/o Mellon Corporation                    Director                    2/02 - 2/03
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++               Vice President              10/98 - Present
                                                                             Director                    2/02 - Present
                                                                             Treasurer                   5/00 - Present

                                   Dreyfus Transfer, Inc. ++                 Chief Financial Officer     5/98 - Present

                                   Dreyfus Service                           Treasurer                   3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of               Treasurer                   3/99 - Present
                                   Massachusetts, Inc. ++

Lisa A. Fox                        None
Vice President -
Human Resources

Anthony Mayo                       None
Vice President -
Information Systems

Angela E. Price                    None
Vice President

Theodore A. Schachar               Lighthouse Growth Advisors LLC++          Assistant Treasurer         9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++             Vice President - Tax        10/96 - Present

                                   MBSC, LLC++                               Vice President - Tax        4/02 - Present

                                   The Dreyfus Consumer Credit               Chairman                    6/99 - Present
                                   Corporation ++                            President                   6/99 - Present

                                   Dreyfus Investment Advisors,              Vice President - Tax        10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,             Vice President - - Tax      10/96 - Present
                                   Inc.++

Alex G. Sciulli                    AFCO Acceptance Corp.                     Vice President              05/94 - Present
Vice President                     110 William Street
                                   29th Floor
                                   New York, NY 10038-3901

                                   AFCO Credit Corp.                         Vice President              05/94 - Present
                                   110 William Street
                                   29th Floor
                                   New York, NY 10038-3901

                                   The Boston Company, Inc.*                 Vice President              09/01 - Present

                                   Dreyfus Service Corporation++             Vice President              11/01 - Present

                                   Dreyfus Transfer. Inc.++                  Vice President              11/01 - Present

                                   Founders Asset Management LLC****         Authorized Agent            12/01 - Present

                                   Franklin Portfolio Associates LLC*        Vice President              06/01 - Present

                                   Franklin Portfolio Holdings LLC*          Vice President              06/01 - Present

                                   Mellon Bank, N.A.+                        Senior Vice President       08/01 - Present

                                   Mellon HR Solutions LLC                   Vice President              06/02 - Present
                                   2100 N. Central Road
                                   Fort Lee, NJ 07024

                                   Mellon Human Resources & Investor         Vice President              03/04 - Present
                                   Solutions, Inc.+

                                   Mellon Private Trust Company, N.A.*       Vice President for          08/01 - Present
                                                                             Facilities
                                   Mellon Trust of California                Vice President for          08/01 - Present
                                                                             Facilities

                                   Mellon Trust of New England, N.A.*        Vice President              09/03 - Present

                                   Mellon Trust of New York, LLC             Vice President for          08/01 - Present
                                                                             Facilities

                                   Mellon Trust of Washington                Vice President for          08/01 - Present
                                                                             Facilities

                                   Mellon United National Bank               Vice President              09/01 - Present
                                   Mellon Financial Tower
                                   111 Brickell Avenue
                                   Miami, FL 33131

                                   Standish Mellon Asset Management LLC      Vice President              10/01 - Present
                                   One Financial Center
                                   Boston, MA 02210

                                   The Dreyfus Corporation++                 Vice President              11/01 - Present

                                   Katrena Corporation+                      Vice President              08/01 - Present

                                   Laurel Capital Advisors, LLP*             Vice President              08/01 - Present

                                   MBC Investments Corporation+              Vice President              08/01 - Present

                                   MFS Leasing Corp. +                       Vice President              08/01 - Present

                                   MMIP, LLC+                                Vice President              08/01 - Present

                                   Mellon Capital Management Corporation***  Vice President              08/01 - Present

                                   Mellon Equity Associates, LLP+            Vice President              08/01 - Present

                                   Mellon Financial Markets, LLC+            Vice President              08/01 - Present

                                   Mellon Financial Services                 Vice President              08/01 - Present
                                   Corporation #1+

                                   Mellon Financial Services                 Vice President              08/01 - Present
                                   Corporation #4+

                                   Mellon Funding Corporation+               Vice President              08/01 - Present

                                   Mellon Insurance Agency, Inc. +           Vice President              08/01 - Present

                                   Mellon International Investment           Vice President              08/01 - Present
                                   Corporation+

                                   Mellon International Leasing Company+     Vice President              08/01 - Present

                                   Mellon Leasing Corporation+               Vice President              08/01 - Present

                                   Mellon Overseas Investment Corporation+   Vice President              08/01 - Present

                                   Mellon Trust Company of Illinois+         Vice President              08/01 - Present

                                   Mellon VA Partners, LLC+                  Vice President              08/01 - Present

                                   Mellon Ventures, Inc. +                   Vice President              08/01 - Present

                                   Pontus, Inc. +                            Vice President              08/01 - Present

                                   Texas AP, Inc. +                          Vice President              08/01 - Present

Wendy Strutt                       Boston Safe Advisers, Inc.                Chief Operating Officer     3/03 - Present
Vice President

James Bitetto                      The TruePenny Corporation++               Secretary                   9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++             Assistant Secretary         8/98 - Present

                                   Dreyfus Investment                        Assistant Secretary         7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                           Assistant Secretary         7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit               Vice President and          2/02 - Present
                                   Corporation++                             Director

Steven F. Newman                   Dreyfus Transfer, Inc. ++                 Vice President              2/97 - Present
Assistant Secretary                                                          Director                    2/97 - Present
                                                                             Secretary                   2/97 - Present

                                   Dreyfus Service                           Secretary                   7/98 - Present
                                   Organization, Inc.++
*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556- 0144.

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556- 0144.

Item 27.	Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1) 2) 3) 4) 5) 6) 7) 8) 9) 10 11) 12) 13) 14) 15) 16) 17) 18) 19) 20)	CitizensSelect Funds
Dreyfus A Bonds Plus, Inc.
Dreyfus Appreciation Fund, Inc.
Dreyfus Balanced Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC Municipal Fund, Inc.
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus Bond Funds, Inc.
Dreyfus California Intermediate Municipal Bond Fund
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus California Tax Exempt Money Market Fund
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Intermediate Municipal Bond Fund
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus Fixed Income Securities
Dreyfus Florida Intermediate Municipal Bond Fund
Dreyfus Florida Municipal Money Market Fund
Dreyfus Founders Funds, Inc.
21) 22) 23) 24) 25) 26) 27) 28) 29) 30) 31) 32) 33) 34) 35) 36) 37) 38) 39) 40)	The Dreyfus Fund Incorporated
Dreyfus GNMA Fund, Inc.
Dreyfus Government Cash Management Funds
Dreyfus Growth and Income Fund, Inc.
Dreyfus Growth and Value Funds, Inc.
Dreyfus Growth Opportunity Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Money Market Fund
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Insured Municipal Bond Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus International Funds, Inc.
Dreyfus Investment Grade Bond Funds, Inc.
Dreyfus Investment Portfolios
The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus LifeTime Portfolios, Inc.
Dreyfus Liquid Assets, Inc.
41) 42) 43) 44) 45) 46) 47) 48) 49) 50) 51) 52) 53) 54) 55) 56) 57) 58) 59) 60)	Dreyfus Massachusetts Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus Municipal Bond Fund, Inc.
Dreyfus Municipal Cash Management Plus
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Intermediate Municipal Bond Fund
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Municipal Cash Management
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus Pennsylvania Intermediate Municipal Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California Municipal Bond Fund
61) 62) 63) 64) 65) 66) 67) 68) 69) 70) 71) 72) 73) 74) 75) 76) 77) 78) 79) 80) 81) 82)	Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Fixed Income Funds
Dreyfus Premier International Funds, Inc.
Dreyfus Premier GNMA Fund
Dreyfus Premier Manager Funds I
Dreyfus Premier Manager Funds II
Dreyfus Premier Municipal Bond Fund
Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier New Leaders Fund, Inc.
Dreyfus Premier New York Municipal Bond Fund
Dreyfus Premier Opportunity Funds
Dreyfus Premier State Municipal Bond Fund
Dreyfus Premier Stock Funds
The Dreyfus Premier Third Century Fund, Inc.
Dreyfus Premier Value Equity Funds
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Short-Intermediate Government Fund
Dreyfus Short-Intermediate Municipal Bond Fund
Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund, Inc.
Dreyfus Tax Exempt Cash Management
Dreyfus Treasury Cash Management
83) 84) 85) 86) 87) 88) 89) 90) 91) 92) 93) 94)	Dreyfus Treasury Prime Cash Management
Dreyfus Variable Investment Fund
Dreyfus Worldwide Dollar Money Market Fund, Inc
General California Municipal Bond Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Money Market Fund, Inc.
General Municipal Bond Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Bond Fund, Inc.
General New York Municipal Money Market Fund
Mellon Funds Trust

(b)

Name and principal business address	Positions and offices With the Distributor	Positions and offices With Registrant

Michael Millard*	Chief Executive Officer and Chairman of the Board	None

J. David Officer*	President and Director	None

J. Charles Cardona*	Executive Vice President and Director	None

James Neiland*	Executive Vice President	None

Irene Papadoulis**	Executive Vice President and Director	None

Prasanna Dhore*	Executive Vice President	None

Noreen Ross*	Executive Vice President	None

Richard Sabo***	Executive Vice President	None

William H. Maresca*	Chief Financial Officer and Director	None

Ken Bradle**	Senior Vice President	None

Stephen R. Byers*	Senior Vice President	Executive Vice President

Walter Kress*	Senior Vice President	None

Matthew Perrone**	Senior Vice President	None

Bradley J. Skapyak	Senior Vice President	None

Michael Schuermann**	Senior Vice President	None

Bret Young*	Senior Vice President	None

Jane Knight*	Chief Legal Officer and Secretary	None

Stephen Storen*	Chief Compliance Officer	None

Maria Georgopoulos*	Vice President - Facilities Management	None

William Germenis*	Vice President - Compliance	Anti Money Laundering Compliance Officer

Tracy Hopkins*	Vice President	None

Donna Impgliazzo*	Vice President - Compliance	None

Mary Merkle*	Vice President - Compliance	None

Paul Molloy*	Vice President	None

James Muir*	Vice President - Compliance	None

Anthony Nunez*	Vice President - Finance	None

Gary Pierce*	Vice President - Finance	None

David Ray***	Vice President	None

Theodore A. Schachar*	Vice President - Tax	None

William Schalda*	Vice President	None

Alex G. Sciulli****	Vice President	None

John Shea****	Vice President - Finance	None

Susan Verbil*	Vice President - Finance	None

William Verity*	Vice President - Finance	None

James Windels*	Vice President	Treasurer

James Bitetto*	Assistant Secretary	None

Ken Christoffersen***	Assistant Secretary	None

Ronald Jamison*	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.
****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

Item 28.	Location of Accounts and Records

1. The Bank of New York
     100 Church Street
     New York, New York 10286

2.  Dreyfus Transfer, Inc.
     200 Park Avenue
     New York, New York 10166

3.  The Dreyfus Corporation
     200 Park Avenue
New York, New York 10166

Item 29.	Management Services Not Applicable.

Item 30.	Undertakings None.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 10th day of January, 2005.

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC. BY: /s/Stephen E. Canter* Stephen E. Canter, President

           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

INSRET
       Signatures                        Title                           Date
       ----------                        -----                           ----

/s/Stephen E. Canter*                 President (Principal               1/10/05
---------------------------           Executive Officer)
Stephen E. Canter

/s/James Windels *                    Treasurer (Principal Financial     1/10/05
---------------------------           and Accounting Officer)
James Windels

/s/Joseph S. DiMartino*               Chairman of the Board of           1/10/05
---------------------------           Directors
Joseph S. DiMartino

/s/Clifford L. Alexander, Jr.*        Director                           1/10/05
---------------------------
Clifford L. Alexander

/s/Peggy C. Davis*                    Director                           1/10/05
---------------------------
Peggy C. Davis

/s/Ernest Kafka*                      Director                           1/10/05
---------------------------
Ernest Kafka

/s/Nathan Leventhal*                  Director                           1/10/05
---------------------------
Nathan Leventhal

*BY:     /s/Janette E. Farragher
         -----------------------
         Janette E. Farragher,
         Attorney-in-Fact